                                  EXHIBIT 10.8








                         SKYLINE ASSET MANAGEMENT, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

               AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT

                                 AUGUST 31, 1995
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                         SKYLINE ASSET MANAGEMENT, L.P.
                              AMENDED AND RESTATED
                          LIMITED PARTNERSHIP AGREEMENT

                                TABLE OF CONTENTS

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ARTICLE I - DEFINITIONS.............................................................................1
     Section 1.1   Definitions......................................................................1

ARTICLE II - ORGANIZATION AND GENERAL PROVISIONS....................................................8
     Section 2.1   Continuation of Partnership......................................................8
     Section 2.2   Name of the Partnership..........................................................8
     Section 2.3   Purposes of the Partnership......................................................9
     Section 2.4   Place of Business; Registered Agent..............................................9
     Section 2.5   Duration of the Partnership......................................................9
     Section 2.6   Title to Property................................................................9
     Section 2.7   Liability of Partners; No Deficit Restoration Obligation........................10
     Section 2.8   Exculpation of Liability........................................................10
     Section 2.9   Indemnification.................................................................10
     Section 2.10  Fiscal Year.....................................................................11

ARTICLE III - MANAGEMENT OF THE PARTNERSHIP........................................................11
     Section 3.1   Management in General...........................................................11
     Section 3.2   Officers of the Partnership and Mandatory Retirement............................12
     Section 3.3   Operation of the Business of the Partnership....................................13
     Section 3.4   Compensation and Expenses of the Partner........................................15
     Section 3.5   Other Business of the General Partner and its Affiliates........................15
     Section 3.6   Non Solicitation and Non Disclosure by Limited Partners and Employee
                   Stockholders....................................................................15
     Section 3.7   Remedies Upon Breach............................................................17
     Section 3.8   Repurchase Upon Termination of Employment.......................................17
     Section 3.9   Puts............................................................................20
     Section 3.10  Exchange Rights of Limited Partners of the Partnership..........................22
     Section 3.11  No Employment Obligation........................................................22
     Section 3.12  Miscellaneous...................................................................22

ARTICLE IV - REGISTRATION RIGHTS...................................................................23
     Section 4.1.  Piggy-back Registrations........................................................23
     Section 4.2.  Registrable Securities..........................................................23
     Section 4.3.  Further Obligations of AMG......................................................23
     Section 4.4.  Registration Expenses...........................................................24
     Section 4.5.  Indemnification; Contribution...................................................24
     Section 4.6.  Limitations.....................................................................25
     Section 4.7.  Limitation of Registration Rights...............................................26
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                                       (i)
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ARTICLE V - CAPITAL CONTRIBUTIONS; DISTRIBUTIONS CAPITAL ACCOUNTS AND ALLO............................27
     Section 5.1   Capital Contributions..............................................................27
     Section 5.2   Capital Accounts; Allocations......................................................27
     Section 5.3   Distributions......................................................................29
     Section 5.4   Distributions Upon Liquidation; Establishment of a Reserve Upon
                   Liquidation........................................................................31
     Section 5.5   Proceeds from the Sale of Securities; Insurance Proceeds; Certain Special
                   Allocations........................................................................31
     Section 5.6   Federal Tax Allocations............................................................32

ARTICLE VI - TRANSFER OF PARTNERSHIP INTERESTS BY
     LIMITED PARTNERS, ADMISSION OF ADDITIONAL PARTNERS,
     REDEMPTION AND WITHDRAWAL........................................................................32
     Section 6.1   Assignability of Interests.........................................................32
     Section 6.2   Substitute Limited Partners........................................................34
     Section 6.3   Allocation of Distributions Between Assignor and Assignee..........................34
     Section 6.4   Redemptions and Withdrawals........................................................34
     Section 6.5   Issuance of Additional Limited Partnership Interests; No Preemptive Rights.........35
     Section 6.6   Representation of Partners.........................................................36

ARTICLE VII - TRANSFER OF PARTNERSHIP INTEREST BY GENERAL
     PARTNER; REDEMPTION, REMOVAL AND WITHDRAWAL......................................................36
     Section 7.1   Assignability of Interest..........................................................36
     Section 7.2   Resignation, Redemption, and Withdrawal............................................37

ARTICLE VIII - DISSOLUTION AND TERMINATION............................................................37
     Section 8.1   Events of Dissolution..............................................................37

ARTICLE IX - RECORDS AND REPORTS......................................................................38
     Section 9.1   Books and Records..................................................................38
     Section 9.2   Accounting.........................................................................38
     Section 9.3   Financial Reports..................................................................39
     Section 9.4   Budget Meetings....................................................................40
     Section 9.5   Tax Matters........................................................................40

ARTICLE X - MISCELLANEOUS.............................................................................41
     Section 10.1  Notices............................................................................41
     Section 10.2  Successors and Assigns.............................................................41
     Section 10.3  Amendments.........................................................................41
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                                      (ii)
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     Section 10.4  No Partition.......................................................................41
     Section 10.5  No Waiver..........................................................................41
     Section 10.6  Prior Agreements Superseded........................................................42
     Section 10.7  Captions...........................................................................42
     Section 10.8  Counterparts.......................................................................42
     Section 10.9  Applicable Law.....................................................................42
     Section 10.10 Singular and Plural................................................................42
     Section 10.11 Creditors..........................................................................42

                             SCHEDULES AND EXHIBITS


Exhibit A          Partners and Partnership Points

Exhibit B          Form of Non Solicitation Agreement


Schedule 5.1(a)    Assets contributed by Mesirow Asset Management, Inc.
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                                      (iii)
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                         SKYLINE ASSET MANAGEMENT, L.P.

               AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT



            This Amended and Restated Limited Partnership Agreement (the "Agreement") is made and entered into as of ___________, 1995 (the "Effective Date"), by and among Affiliated Managers Group, Inc., a Delaware corporation ("AMG"), as general partner, and the limited partners named on Exhibit A hereto. AMG and any Person who succeeds AMG as general partner of the partnership is sometimes referred to herein as the "General Partner." The General Partner and the Limited Partners are sometimes herein referred to collectively as the "Partners" and individually as a "Partner."

            This Agreement amends and completely restates that certain Limited Partnership Agreement of Skyline Asset Management, L.P. entered into as of June 6, 1995 by and among the Initial Limited Partners and Mesirow Asset Management, Inc.

            FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the mutual agreements hereinafter set forth, including, but not limited to, their capital contributions, the parties hereby agree as follows:

                            ARTICLE I - DEFINITIONS.

            SECTION 1.1 DEFINITIONS. For purposes of this Agreement:

            "Additional Limited Partner" shall have the meaning specified in
Section 6.5.

            "Advisers Act" shall mean the Investment Advisers Act of 1940, as it may be amended from time to time, and any successor to such Act.

            "Affiliate" shall mean, with respect to any person or entity (herein the "first party"), any other person or entity that directly or indirectly controls, or is controlled by, or is under common control with, such first party. The term "control" as used herein (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to (a) vote twenty-five percent (25%) or more of the outstanding voting securities of such person or entity or (b) otherwise direct the management or policies of such person or entity by contract or otherwise. Notwithstanding the foregoing, no Limited Partner or Employee Stockholder shall be an Affiliate of the Partnership for purposes of this Agreement.

            "Agreement" shall mean this Amended and Restated Limited Partnership Agreement, as it may from time to time be amended, supplemented or restated.

            "AMG Stock" shall have the meaning specified in Section 3.10(a).

            "Annual Put Limit" shall have the meaning specified in Section 3.9(b)(A).

            "Asset Transfers" shall have the meaning specified in the Partnership Interest Purchase Agreement.

            "Average Free Cash Flow" shall mean fifty percent (50%) of the Partnership's Free Cash Flow (net of Free Cash Flow Expenditures) for the twenty-four (24) month period ending on a date specified as the ending date for the calculation of Average Free Cash Flow; provided, however, that if any portion of such twenty-four (24) month period would precede the effective date of the Asset Transfers, then "Average Free Cash Flow" shall mean fifty percent (50%) of (a) the Partnership's Free Cash Flow for the period from the effective date of the Asset Transfers to the last day of such twenty-four (24) month period, plus (b) forty-eight percent (48%) of the revenues of the Institutional Business from investment management and advisory fees (determined on an accrual basis in accordance with generally accepted accounting principles, consistently applied) from the start of such twenty-four (24) month period to the effective date of the Asset Transfers.

            "Bankruptcy Event" shall have the meaning specified in Section 3.8 hereof.

            "Capital Account" shall mean the capital account maintained by the Partnership with respect to each Partner in accordance with the capital accounting rules described in Section 5.2 hereof.

            "Capital Contribution" shall mean, as to each Partner, the amount of money and/or the agreed fair market value of any property (net of any liabilities encumbering such property that the Partnership is considered to assume or take subject to) contributed to the capital of the Partnership by such Partner.

            "Carry-Over Put Limit" shall have the meaning specified in Section 3.9(b)(B) hereof.

            "CEO" shall have the meaning specified in Section 3.2(a) hereof.

            "Certificate of Limited Partnership"shall mean the certificate of limited partnership for the Partnership required under the Partnership Act, as such Certificate may be amended or restated from time to time.

            "Code" or "Internal Revenue Code" shall mean the United States Internal Revenue Code of 1986, as from time to time amended, and any successor thereto, together with all regulations promulgated thereunder.

            "Effective Date" shall have the meaning specified in the preamble of this Agreement.

            "Employee Stockholder" shall mean that certain Officer and/or employee of the Partnership who is the owner of the issued and outstanding capital stock of a Limited Partner, and listed as such on Exhibit A hereto; provided, however, that if a Limited Partner is a natural person, the term Employee Stockholder shall refer to such natural person.


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            "Exercise Period" shall mean, with respect to any fiscal year, the period of thirty (30) calendar days following the last day on which the Partnership distributes to its Partners (promptly after receipt thereof from the Independent Public Accountants) the audited financial statements of the Partnership for such fiscal year; provided however that if AMG has completed a Registration and is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act of 1934, as amended, the period shall instead be the period of thirty (30) calendar days following the date on which the audited financial statements of AMG for such fiscal year are filed with the Securities and Exchange Commission pursuant to such reporting requirements.

            "Fair Market Value" shall mean the fair market value as reasonably determined in good faith by the Board of Directors of the General Partner.

            "For Cause" shall mean, with respect to the termination of an Employee Stockholder, any of the following:

         (a) the Employee Stockholder either has committed an act of embezzlement or misappropriation against the Partnership or has (i) been convicted by a court of competent jurisdiction, (ii) pleaded nolo contendere or
(iii) entered into a settlement with, or consented to the issuance of an order to be issued by, any Governmental Authority, which settlement or order involves any penalty, fine, admission of guilt or liability or other sanction, and which, in the case of (i), (ii) or (iii), occurs in connection with any proceeding involving (A) a violation of federal or state securities laws or (B) a theft or other crime involving dishonesty;

         (b) the Employee Stockholder has persistently and willfully neglected his duties or has failed to spend sufficient amounts of his working time, energy and skills so as to perform diligently and faithfully his responsibilities and duties to the Partnership, after the Partnership has given the Employee Stockholder written notice specifying such conduct by the Employee Stockholder and giving the Employee Stockholder a reasonable period of time (not less than thirty (30) days), to conform his conduct to such duties; or

         (c) The Employee Stockholder has engaged in Prohibited Competition Activity or violated or breached any material provision of his Non-Solicitation Agreement or engaged in any of the activities prohibited by Section 3.6 hereof, other than an isolated, insubstantial and inadvertent action which the Employee Stockholder does not take in bad faith and does remedy promptly (and, in any event, in not more than thirty (30) days) after receipt of notice of such action given by the Partnership.

            "Free Cash Flow" shall mean, for any period, forty-eight percent (48%) of the Revenues From Operations of the Partnership for such period, provided that if the compensation arrangements with respect to Skyline Fund, a registered investment company for which the Partnership serves as investment adviser are changed to reduce the expenses of the Fund borne by the Partnership, then the percentage of Revenues from Operations that constitutes Free Cash Flow shall be increased so that after such became expenses, the net result for the Parties is unchanged.

            "Free Cash Flow Expenditures" shall have the meaning specified in
Section 3.3(c).

            "General Partner" shall have the meaning specified in the preamble of this Agreement.

            "Good Reason" with respect to any Employee Stockholder shall mean any action by the General Partner that results in a breach by the Partnership or the General Partner (x) of Section 2.4(c)(i) (change in principal office of the Partnership), Section 2.9 (indemnification) or Section 7.1(a)(iv) (certain transfers to Affiliates of the General Partner), (y) of the obligation to obtain a Majority Vote under any of the following Sections: 2.3(c), 2.7(c), 3.1(a) (only with respect to the last full sentence thereof), 5.3(b), 6.5(a), 6.5(b), 6.5(d), 7.1(a), 7.1(c), 7.2, 8.1(a)(i) or 10.3, or (z) of the obligation under either of the last two sentences of Section 10.3 to obtain the consent of the Limited Partner controlled by such Employee Stockholder; provided, however, that if (a) such breach is not the result of bad faith of the General Partner, (b) the General Partner in good faith investigates and, to the extent necessary to satisfy the provisions of clause (c) of this definition, remedies such breach reasonably promptly after receipt of notice of such breach given by such Employee Stockholder, and (c) either (i) such breach (after the effects of any remedy in accordance with the foregoing clause (b)) does not have a material adverse effect on the Employee Stockholder or the Partnership, or (ii) a Majority Vote (or, if applicable, consent of such Limited

Partner) is obtained where such breach resulted from the failure to obtain such vote or consent, then such breach shall not constitute Good Reason hereunder.

            "Governmental Authority" shall mean any foreign, federal, state or local court, governmental authority, agency or regulatory body.

            "Holders" shall have the meaning specified in Section 4.1.

            "Immediate Family" shall mean the spouse, parents, grandparents, children and siblings of an individual.

            "Independent Public Accountants" shall mean any independent certified public accountant satisfactory to the General Partner and retained by the Partnership.

            "Initial Limited Partners" shall mean those Persons who are Limited Partners on the Effective Date.

            "Institutional Business" shall have the meaning specified in Section
2.6 of the Partnership Interest Purchase Agreement.

            "Investment Company Act" shall mean the Investment Company Act of 1940, as it may be amended from time to time, and any successor to such Act.

            "Investment Management Services" shall mean any services which involve (a) the management, for a fee or other remuneration, of an investment account or fund (or portions thereof or a group of investment accounts or funds), or (b) the giving of advice, for a fee or other remuneration, with respect to the investment and/or reinvestment of assets or funds (or any group of assets or funds).

            "IRS" shall mean the Internal Revenue Service of the United States Department of the Treasury.

            "Limited Partner" shall mean any Person who is or becomes a Limited Partner pursuant to the terms hereof.

            "Majority Vote" shall mean the affirmative approval by vote or written consent of Limited Partners holding a majority of the outstanding Vested Partnership Points then held by all Limited Partners (other than the General Partner and its Affiliates).

            "Mandatory Retirement" shall mean, with respect to an Employee Stockholder, when that Employee Stockholder reaches age sixty-five (65); provided, however, that with the consent of the General Partner and a Majority Vote, Mandatory Retirement may be extended up to age sixty-eight (68) with respect to any particular Employee Stockholder.

            "NASD" shall have the meaning specified in Section 4.4.


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
            "Non Solicitation Agreement" shall mean a Non Solicitation/Non Disclosure Agreement in form of Exhibit B hereto or in such other form and substance as is satisfactory to the General Partner.

            "Operating Cash Flow" shall mean, for any period, an amount equal to the difference between Revenues From Operations of the Partnership for such period and Free Cash Flow for such period.

            "Partners" shall mean the General Partner and the Limited Partners, unless otherwise indicated.

            "Partnership" shall mean the partnership organized under the Predecessor Agreement and continued under this Agreement, as the same may be amended and/or restated from time to time.

            "Partnership Act" shall mean the Delaware Revised Uniform Limited Partnership Act (6 Del. C. Section 17-101 et seq.), as it may be amended from time to time, and any successor to such Act.

            "Partnership Interests" shall mean the interests (including Capital Accounts and Partnership Points) of all the Partners in the Partnership.

            "Partnership Interest Purchase Agreement" shall mean that certain Partnership Interest Purchase Agreement dated as of June 6, 1995, by and among the General Partner, the Partnership, Mesirow Asset Management, Inc., Mesirow Financial Holdings, Inc., certain managers of Mesirow Asset Management, Inc. and certain manager-owned corporations, as the same has been amended from time to time prior to the date hereof.

            "Partnership Points" shall mean as of any date, with respect to a Partner, the aggregate number of Partnership Points (representing the right to receive certain distributions after the Effective Date) of such Partner (including both Vested Partnership Points and unvested Partnership Points) as set forth on Exhibit A hereto, as amended from time to time in accordance with its terms and the terms hereof, and as in effect on such date.

            "Percentage Exchanged" shall have the meaning specified in Section 3.10(a).

            "Permanent Incapacity" shall mean, with respect to an Employee Stockholder, (a) the inability of the Employee Stockholder, by reason of injury, illness or other similar cause, to have performed his duties and responsibilities, for a continuous period of one hundred eighty (180) days (as determined by a licensed physician agreed upon for the purpose by the General Partner and such Employee Stockholder or his representative, or failing selection of such physician within ten (10) days of a written request thereof by either party to the other, then designated by an independent representative of the American Medical Association) or (b) the incompetence, metal incapacity or insanity of such Person (as determined by a licensed physician agreed upon for the purpose by the General Partner and such Employee Stockholder or his representative, or failing selection of such physician within ten (10) days of a written request thereof by either party to the other, then designated by an independent representative of the American Medical Association).

If an Employee Stockholder's employment with the Partnership is terminated because of the Permanent Incapacity of such Employee Stockholder, the date of such termination shall be deemed to be the later of (x) the date such Permanent Incapacity is finally determined, or (y) the date such Employee Stockholder's employment with the Partnership is terminated.

            "Person" shall mean any individual, partnership (general or limited), corporation, limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

            "Predecessor Agreement" shall mean that certain Limited Partnership Agreement of Skyline Asset Management, L.P. entered into on June 6, 1995 by and among the Initial Limited Partners and Mesirow Asset Management, Inc., pursuant to which this Partnership was formed, which partnership agreement is being amended and restated by this Agreement.

            "Prohibited Competitive Activity" shall mean any of the following activities:

                    (a) directly or indirectly, whether as owner, part owner, shareholder, partner, director, officer, trustee, employee, agent or consultant for or on behalf of any Person, firm, corporation or other entity other than the Partnership or an Affiliate of the Partnership, (i) providing Investment Management Services with respect to any funds or investments with respect to which the Partnership is performing Investment Management Services, or (ii) soliciting any person or entity for the purpose of causing any funds or investments with respect to which the Partnership provides Investment Management Services to be withdrawn from such management; or

                    (b) directly or indirectly, whether as owner, part owner, shareholder, partner, director, officer, trustee, employee, agent or consultant for or on behalf of any Person, firm, corporation or other entity other than the Partnership or an Affiliate of the Partnership, performing any Investment Management Services.

            "Purchase Date" shall have the meaning specified in Section 3.9(d).

            "Put" shall have the meaning specified in Section 3.9(a).

            "Put Price" shall have the meaning specified in Section 3.9(e).

            "Registrable Securities" shall have the meaning specified in Section 4.2.

            "Registration" shall have the meaning specified in Section 3.10(a).

            "Registration Expenses" shall have the meaning specified in Section 4.4.

            "Repurchase" shall mean a purchase or repurchase of Partnership Interests made pursuant to Section 3.8(a).


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
            "Repurchase Closing Date" shall mean the date upon which payment is made with respect to a Repurchase, or if payment is made in more than one installment, the date upon which the first such installment is paid.

            "Repurchased Partner" shall have the meaning specified in Section 3.8(a).

            "Repurchase Price" shall have the meaning specified in Section
3.8(c).

            "Retirement" shall mean, with respect to an Employee Stockholder, the permanent cessation of such Employee Stockholder's active employment performing Investment Management Services, after the earlier of (a) the date such Employee Stockholder shall reach fifty-five (55) years of age, and (b) the date such Employee Stockholder shall have been continuously employed, counting both employment with the Partnership and prior employment by Mesirow Asset Management, Inc., an Illinois corporation, for a period of twenty (20) years; provided, however, that such retirement shall in no event be before the twelfth anniversary of the Effective Date.

        "Revenues From Operations" shall mean, for any period, the gross revenues of the Partnership (except as set forth herein), determined on an accrual basis in accordance with generally accepted accounting principles consistently applied; provided, however, that Revenues From Operations shall be determined without regard to (a) revenues from the sale, exchange or other disposition of all, or a substantial portion of, the assets of the Partnership,
(b) revenues from the issuance by the Partnership of additional Partnership Points, other Partnership Interests or other securities, and (c) payments received pursuant to any insurance policies.

            "SEC" shall mean the Securities and Exchange Commission.

            "Securities Act " shall mean the Securities Act of 1933, as it may be amended from time to time, and any successor to such Act.

            "Selling Partner" shall have the meaning specified in Section
3.9(a).

            "Suspension Period" shall have the meaning specified in Section 4.6(c).

            "Transfer" shall have the meaning specified in Section 6.1.

            "Treasury Regulations" shall mean the income tax regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

            "Vested Partnership Points" shall mean, at any time and with respect to any Partner, the number of Partnership Points held by such Partner which have vested at such time, as determined in accordance with the provisions of the Agreement, including Exhibit A hereto, or which were fully vested when issued. The number of Vested Partnership Points held by each Partner and the vesting schedule with respect to any Partnership Points which are not vested, shall be indicated on Exhibit A hereto, which Exhibit shall be updated by the General Partner as additional Partnership Points are issued and/or vest from time to time in accordance with the Agreement, including without limitation Exhibit A hereto.

            In addition to the foregoing, other capitalized terms used in this Agreement shall have the meaning ascribed thereto in the text of this Agreement.


                ARTICLE II - ORGANIZATION AND GENERAL PROVISIONS.

            SECTION 2.1 CONTINUATION OF PARTNERSHIP. The parties hereby continue the partnership formed under the Predecessor Agreement, under and pursuant to the Partnership Act and the terms of this Agreement. The rights, duties, liabilities and obligations of the Partners, and the administration and termination of this Partnership, shall be governed by the Partnership Act, except as otherwise provided in this Agreement. The General Partner shall cause the Partnership to comply with all requirements of the Partnership Act and to qualify to do business as a limited partnership in any jurisdiction where the General Partner shall deem it necessary, appropriate or desirable.

            SECTION 2.2 NAME OF THE PARTNERSHIP. The name of the Partnership shall be "Skyline Asset Management, L.P." or such other name as the General Partner may from time to time determine. The General Partner shall cause to be filed on behalf of the Partnership such partnership or assumed or fictitious name certificates as the General Partner shall deem necessary, appropriate or desirable.

            SECTION 2.3 PURPOSES OF THE PARTNERSHIP. The Partnership was organized and is continued for the following purposes:

                    (a) to engage in the business of providing Investment Management Services and any and all activities reasonably related thereto;

                    (b) to make and perform all contracts and engage in all activities and transactions and to do any and all things necessary or advisable to carry out the foregoing purposes; and

                    (c) to engage in any other act or activity which is lawful for partnerships organized under the Partnership Act and which is approved by the General Partner and by a Majority Vote.

            SECTION 2.4 PLACE OF BUSINESS; REGISTERED AGENT.

                    (a) The principal place of business of the Partnership shall be 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606.


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
                    (b) The Partnership's resident agent for service of process in Delaware is c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, and its registered office in Delaware shall be in care of such resident agent.

                    (c) The General Partner may, at any time and from time to time: (i) change the location of the Partnership's principal place of business and establish such additional place or places of business of the Partnership as it may determine, provided that if the principal place of business is to be located outside of Chicago, Illinois, then such action may not be taken without a Majority Vote, (ii) change the Partnership's registered office in Delaware, and (iii) change the Partnership's resident agent for service of process in Delaware; provided, however, that the General Partner shall promptly after any such change give each Limited Partner notice of such change.

            SECTION 2.5 DURATION OF THE PARTNERSHIP. The Partnership term shall continue until December 31, 2095, unless extended or terminated earlier in accordance with the provisions hereof. The Partnership's term may be extended by the General Partner at any time and from time to time.

            SECTION 2.6 TITLE TO PROPERTY. All property owned by the Partnership, whether real or personal, tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually, shall have any ownership of such property.

            SECTION 2.7 LIABILITY OF PARTNERS; NO DEFICIT RESTORATION
OBLIGATION.

                    (a) The General Partner shall have such liability for the repayment, satisfaction and discharge of the debts, liabilities and obligations of the Partnership as is provided by the Partnership Act for the general partner of a limited partnership.

                    (b) A Limited Partner which receives the return of any part of its Capital Contribution shall be liable to the Partnership for the amount of its Capital Contribution so returned to the extent, and only to the extent, provided by the Partnership Act. No Limited Partner shall otherwise be liable to the Partnership, another Partner or any third party for the repayment, satisfaction, or discharge of the Partnership's debts, liabilities, and obligations or otherwise have any obligation to contribute money or any other asset to or in respect of the Partnership, other than payment of such Limited Partner's Capital Contribution and as otherwise specifically provided in this Agreement.

                    (c) No Limited Partner with a deficit balance in its Capital Account shall have any obligation to restore such deficit (or make any contribution to the capital of the Partnership, or otherwise pay any amount, with respect to such deficit), and such deficit shall not be considered as a debt of such Limited Partner to the Partnership or to any other Partner for any purpose whatsoever; provided, however, that such Limited Partner will be required to eliminate such deficit to the extent that all or any part of any such deficit is attributable to the allocation to such


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
Limited Partner of any extraordinary cost or expense incurred by the Partnership (as determined by the General Partner) with the concurrence of a Majority Vote.

            SECTION 2.8 EXCULPATION OF LIABILITY. Neither the General Partner nor any Limited Partner nor their respective agents or officers shall be liable to the Partnership or the Partners except for material breaches of this Agreement, gross negligence, willful malfeasance, fraud, and actions not taken in good faith in the reasonable belief that such Person is acting in the best interests of the Partnership.

            SECTION 2.9 INDEMNIFICATION.

                    (a) The Partnership shall indemnify the Partners and their agents and officers and agents and Officers of the Partnership, including any such agents or officers who serve at the request of the Partnership as either directors, officers or trustees of another organization in which the Partnership has any interest as a security holder, creditor or otherwise (each an "Indemnified Person") against all liabilities, losses and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise settlements, and fines, penalties and counsel fees, reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Indemnified Person may be or may have been involved as a party or otherwise or with which it or they may be or may have been threatened, while in office or thereafter by reason of being or having been such Indemnified Person or acting on behalf of the Partnership, including, without limitation, acting as a partner or shareholder of another organization in which the Partnership has any interest, or serving or having served at the request of the Partnership as such director, officer or trustee; provided, however, that indemnification shall not be paid hereunder with respect to any matter as to which such Indemnified Person shall have been finally adjudicated in any such action, suit or other proceeding, or otherwise by a court of competent jurisdiction, to have committed an action of gross negligence, willful malfeasance, or fraud in the conduct of its or their office or actions not taken in good faith in the reasonable belief that such Indemnified Person is acting in the best interests of the Partnership.

                    (b) Expenses, including reasonable fees and disbursements of counsel, so incurred by the Indemnified Person shall be paid by the Partnership in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Partnership if it is ultimately determined that indemnification of such expenses is not authorized hereunder. The Partnership may, if it deems appropriate, require any person for whom such expenses are paid in advance of final disposition to deliver adequate security to the Partnership for his obligation to repay such indemnification.

                    (c) The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which the Indemnified Person may be entitled. Nothing contained in this Section 2.9 shall limit any lawful rights to indemnification existing independently of this Section. The right of indemnification provided by this Section 2.9 shall not be construed to increase the liability of the Limited Partners as set forth in Section 2.7.

                    (d) The provisions of this Section 2.9 are intended for the benefit of and shall be enforceable by the respective Indemnified Persons.

            SECTION 2.10 FISCAL YEAR. The fiscal year of the Partnership shall be the twelve-month period ending on December 31 unless otherwise determined by the General Partner.


                  ARTICLE III - MANAGEMENT OF THE PARTNERSHIP.

            SECTION 3.1 MANAGEMENT IN GENERAL

                    (a) The management and control of the business of the Partnership shall be vested in the General Partner. Except to the extent otherwise provided in Section 3.3 hereof (recognizing expressly that the General Partner has delegated only specific responsibilities pursuant to Sections 3.3(a), 3.3(b) and 3.3(c) hereof, and acknowledging that the General Partner will have all such rights, duties, obligations and liabilities under Delaware law as derive from being the general partner of a Delaware limited partnership, and under the provisions of this Agreement), the General Partner, acting alone with no other approval or authorization of the Partners (except to the extent that any specific provision of this Agreement requires a Majority Vote), shall have the power and authority, in the name of and on behalf of the Partnership, to perform all acts and do all things which, in its sole discretion, it deems necessary or desirable to conduct the business of the Partnership, including, without limitation, (i) to enter into, execute, amend, supplement, acknowledge and deliver any and all contracts, agreements, leases or other instruments for the operation of the Partnership's business; and (ii) in general to do all things and execute all documents necessary or appropriate to conduct the business of the Partnership as set forth in Section 2.3 hereof, or to protect and preserve the Partnership's assets. Notwithstanding any other provision of law or of this Agreement, the General Partner shall not, without a Majority Vote, cause the Partnership to:

                           (i) sell, lease, exchange, transfer or otherwise
                  dispose of all or substantially all of the Partnership's assets in a single transaction or series of related transactions;

                           (ii) pledge all or substantially all of the
                  Partnership's assets (provided, however, that nothing herein shall limit the General Partner's right to pledge or otherwise encumber any Partnership Interests it holds);

                           (iii) guarantee the debts or obligations of any other
                  entity;

                           (iv) directly or indirectly, merge, consolidate or
                  engage in any similar reorganization;

                           (v) amend or modify or repeal any provision of the
                  Certificate of Limited Partnership;

                           (vi) purchase, lease, exchange or otherwise acquire
                  assets (including securities), directly or indirectly, in a single transaction or series of released transactions having a value in excess of $100,000;

                           (vii) incur indebtedness for borrowed money in excess
                  of $250,000; or

                           (viii) enter into any transaction with a Partner or
                  any Affiliate of a Partner.

                    (b) The Limited Partners, as such, shall not participate in the control of the business of the Partnership within the meaning of Section 17-303(a) of the Partnership Act. Notwithstanding the foregoing, a Limited Partner may consult with and advise the General Partner with respect to any matter, including the business of the Partnership, and do all other acts contemplated by Section 17-303(b) of the Partnership Act. An Employee Stockholder may serve as an employee of the Partnership, and, as an employee may be given the generic name "Officer."

            SECTION 3.2 OFFICERS OF THE PARTNERSHIP AND MANDATORY RETIREMENT.

                    (a) The Officers of the Partnership shall consist of a President/Chief Executive Officer (the "CEO"), who may be appointed and removed only by the General Partner, and such other subordinate officers as the General Partner and the CEO, acting jointly, may determine are necessary or appropriate. William M. Dutton is hereby appointed as the CEO of the Partnership.

                    (b) No employee or Officer of the Partnership shall be held personally liable, by virtue of his status as an employee or Officer, for any losses, debts or obligations of the Partnership.

                    (c) When an Employee Stockholder reaches Mandatory Retirement, his employment by the Partnership shall terminate.

            SECTION 3.3 OPERATION OF THE BUSINESS OF THE PARTNERSHIP.

                    (a) The General Partner hereby delegates to the Officers of the Partnership authority to manage the day-to-day operations and activities of the Partnership with respect to the provision of Investment Management Services and the general administration of the Partnership, including the power, in the name and on behalf of the Partnership, to:

                           (i) determine the use of the Operating Cash Flow as
                  set forth in Section 3.3(c) below;

                           (ii) execute such documents and do such acts as are
                  necessary to register or qualify the Partnership or any fund for which it provides Investment Management Services, or the offering of interests in such a fund, under applicable Federal and state securities laws;

                           (iii) open, maintain and close bank accounts and draw
                  checks or other orders for the payment of monies;

                           (iv) enter into contracts and other agreements with
                  respect to the provision of Investment Management Services and execute other instruments, documents or reports on behalf of the Partnership in connection therewith;

                           (v) execute, or cause the execution of, transactions
                  in, and hold and exercise all rights, powers and privileges with respect to, securities and other instruments on behalf of clients of the Partnership; and

                           (vi) act for and on behalf of the Partnership in all
                  matters incidental to the foregoing;

provided, however, that without the prior written consent of the General Partner (which consent expressly references this Section of this Agreement), the Officers shall not cause the Partnership (x) to incur expenses or obligations (including, without limitation, salaries and bonuses) that exceed its ability to pay or provide for them out of its Operating Cash Flow on a current basis or (y) to enter into any contract or agreement which, at the time entered into, can reasonably be foreseen (including taking into account current, long-term, contingent and all other obligations of the Partnership at such time) to render it impossible for the Partnership, in any future period, to operate in the ordinary course, consistent with past practice, with its aggregate expenses funded entirely out of Operating Cash Flow.

                    (b) Subject to the limitations set forth in the proviso set forth in the last clause of Section 3.3(a) above, in addition to general authority as an Officer as described in Section 3.3(a) above and the authority with respect to Operating Cash Flow as described in Section 3.3(c) below, the CEO shall have the specific authority necessary to:

                           (i) make all decisions relating to the hiring and
                  termination of any employees (including Officers) or personnel of, and consultants to, the Partnership;

                           (ii) make all decisions regarding the determination
                  and negotiation of the compensation and benefits arrangements of all consultants, employees, Officers and personnel (including the CEO) of the Partnership, including the determination as to (A) base salary and bonuses of such consultants, employees, Officers and personnel (including the CEO), and (B) the terms of employee benefit plans or similar arrangements to be established or maintained by the Partnership, provided that in making all decisions, the CEO will give fair and reasonable consideration to such individual's responsibilities and position with the Partnership as well as his or her overall contribution to the business and financial results of the Partnership;

                           (iii) make all decisions relating to the overall
                  portfolio management and marketing strategy relating to the investment advisory and investment management business and activities of the Partnership; and

                           (iv) arrange for the audit of the Partnership and
                  distribution of reports with respect thereto and of financial statements to the Partners.

                    (c) The Operating Cash Flow of the Partnership for any period shall be used by the Partnership to provide for and pay its business expenses and expenditures as determined by the CEO of the Partnership. In furtherance and not in limitation of the foregoing, it is expressly agreed that the Operating Cash Flow of the Partnership for any period shall be used as determined by the CEO of the Partnership in his sole discretion to provide for compensation and benefits to employees of the Partnership, including the Officers of the Partnership. Free Cash Flow may be used to provide for and pay the business expenses and expenditures of the Partnership to the extent specified in Section 3.3(d) with respect to key-man insurance and in Section 9.5(c) with respect to unincorporated business taxes and otherwise as agreed to in writing by the General Partner and the Limited Partners by a Majority Vote (any such use being referred to herein as a "Free Cash Flow Expenditure").

                    (d) The Partnership will maintain, in full force and effect, such insurance as is customarily maintained by companies of similar size in the same or similar business (including, without limitation, errors and omissions liability insurance), the premiums on which will be paid out of Operating Cash Flow. The Partnership will also maintain such key-man life insurance policies on each Employee Stockholder as the General Partner may deem necessary or desirable, from time to time. The Partnership will receive the proceeds of these key-man policies, and the Partners agree with each other and the Partnership that the Partnership will pay the premiums on any such key-man policies out of Free Cash Flow.

            SECTION 3.4 COMPENSATION AND EXPENSES OF THE PARTNERS. Stockholders, officers, directors, partners and agents of Partners (including, without limitation, any Employee Stockholder) may serve as employees and/or Officers of the Partnership and be compensated therefor as determined pursuant to Section 3.3(c). The Partnership shall pay and/or reimburse the General Partner out of Operating Cash Flow for all reasonable expenses incurred by the General Partner in connection with the operation of the Partnership; provided, however, that the General Partner's regular overhead expenses shall not be reimbursed by the Partnership.

            SECTION 3.5 OTHER BUSINESS OF THE GENERAL PARTNER AND ITS AFFILIATES. The General Partner and its Affiliates may engage, independently or with others, in other business ventures of every nature and description, including the acquisition, creation, financing, trading in, and operation and disposition of interests in investment managers and other businesses that may be competitive with the Partnership's business. Neither the Partnership nor any of the Limited Partners shall have any right in or to any other such ventures by virtue of this Agreement or the Partnership created hereby, nor shall any such activity be deemed wrongful or improper by the General Partner or such Affiliates. The General Partner shall not be obligated to present any opportunity to the Partnership even if such opportunity is of such a character which, if presented to the Partnership, would be suitable for the Partnership.

            SECTION 3.6 NON SOLICITATION AND NON DISCLOSURE BY LIMITED PARTNERS AND EMPLOYEE STOCKHOLDERS.

                    (a) As a condition to the admission of each Limited Partner to the Partnership, each such Limited Partner and each Employee Stockholder thereof has executed and delivered a Non Solicitation Agreement. In furtherance of the purposes thereof, each Limited Partner and each Employee Stockholder agrees, for the benefit of the Partnership and each other Partner, to observe the provisions of this Section 3.6. This provisions of this Section 3.6 shall not be deemed to limit any of the rights of the Partnership under the applicable Non Solicitation Agreement. The provisions of this Section 3.6 shall not prevent any Employee Stockholder from (i) making passive investments in a competitive enterprise the shares of which are publicly traded provided his holdings therein, together with any holdings of his Affiliates and his Immediate Family, do not exceed five percent (5%) of the outstanding shares or comparable interests in such entity, or (ii) providing Investment Management Services to members of his Immediate Family.

                    (b) Each Limited Partner and each Employee Stockholder agrees, for the benefit of the Partnership and each other Partner, not to engage in any Prohibited Competitive Activity while employed by the Partnership or any of its Affiliates.

                    (c) In furtherance and not in limitation of the provisions of Section 3.6(b), each Limited Partner and each Employee Stockholder agrees, for the benefit of the Partnership and each other Partner, that such Limited Partner or Employee Stockholder shall not, without the express written consent of the General Partner, during the period beginning on the date such Limited Partner becomes a Limited Partner, and until the date which is two (2) years after the termination of such Employee Stockholder's employment with the Partnership and its Affiliates (or, such shorter period as may be determined pursuant to Section 3.6(e)): (A) engage in any Prohibited Competitive Activity of the type described in clause (a) of the definition thereof (provided that, except as described in clause (B) hereof, during such period the Employee Stockholder may engage in activity of the type described in clause (b) of the definition of Prohibited Competitive Activity); (B) with respect to any person or entity that is a client of the Partnership (for this purpose, any clients of the Partnership at the date of termination of the Employee Stockholder's employment or at any time during the six (6) months immediately preceding the date of termination shall be deemed a "client of the Partnership") or any person or entity with whom the Partnership was actively attempting to develop an investment advisory or investment management relationship at any time during the six (6) months immediately preceding the date of termination, engage in any Prohibited Competitive Activity of the type described in clause (b) of the definition thereof; or (C) solicit or induce any employee or former employee of the Partnership or any of its Affiliates to terminate his relationship therewith, or hire any such employee who was employed by the Partnership or its Affiliates at any time during the six (6) months immediately preceding the termination of the Employee Stockholder's employment.

                    (d) Each Limited Partner and each Employee Stockholder agrees that any and all presently existing investment advisory business of the Partnership and its Affiliates and the Institutional Business and all business developed by the Partnership and its Affiliates, or any other employee of the Partnership, including without limitation, all investment advisory contracts, fees, commissions, compensation records, client lists, agreements, and any other incident of any business developed by the Partnership or earned or carried on by the Employee Stockholder for the Partnership shall be the exclusive property of the Partnership or such Affiliate as applicable, for its or their sole use, and (where applicable) shall be payable directly to the Partnership or such Affiliate and all trade names, trademarks and service marks under which the Partnership does business, and any combinations or variations thereof and all related logos, are and shall be the exclusive property of the Partnership. Each Limited Partner and each Employee Stockholder acknowledges that, in the course of performing services hereunder and otherwise, the Employee Stockholder has had, and will from time to time have, access to confidential records, data, client lists, trade secrets and similar confidential information owned or used in the course of business by the Partnership or its Affiliates. Each Limited Partner and each Employee Stockholder agrees always to keep secret and not ever publish, divulge, furnish, use or make accessible to anyone (otherwise than (i) in the regular business of the Partnership or any Affiliate thereof at the Partnership's request or (ii) upon notice to the Partnership, as otherwise required under applicable securities laws in the opinion of counsel to the Partnership (which counsel shall be experienced in securities laws) or pursuant to a deposition, interrogatory, subpoena, civil investigation demand or similar process) any knowledge or information of a confidential or proprietary nature with respect to any trade secrets, proprietary plans, clients, client requirements, service providers, business operations or techniques of the Partnership or any Affiliate thereof. At the termination of the Employee Stockholder's services to the Partnership, all data, memoranda, client lists, notes, programs and other papers, items and tangible media, and reproductions thereof relating to the foregoing matters in the possession or control of the Employer Stockholder (or any Limited Partner in which he holds an interest) shall be returned to the Partnership and remain in its possession (except where the return of such items shall be unreasonable or impractical in relation to the importance or confidentiality of such items).

                    (e) In the event that an Employee Stockholder and the General Partner are in good faith disputing whether the termination of the Employee Stockholder by the Partnership, with the consent of the General Partner, is For Cause, then the term of the obligation of the applicable Limited Partner and such Employee Stockholder under Section 3.6(c) shall be reduced so that such term expires on the date that is the earliest of (i) one year after such termination, (ii) the date on which a court of competent jurisdiction has rendered a final determination that such termination is not For Cause hereunder, or (iii) a date mutually agreed upon by the Employee Stockholder and the General Partner.

                    (f) Unless Section 3.6(e) is applicable, in the event that the employment of an Employee Stockholder with the Partnership is terminated by the Partnership, with the consent of the General Partner, for no reason or for any reason other than For Cause, then such Employee Stockholder and the Limited Partner controlled by such Employee Stockholder shall have no obligation pursuant to Section 3.6(c) after such termination.

            SECTION 3.7 REMEDIES UPON BREACH. Each Limited Partner and each Employee Stockholder agrees that any breach of the provisions of Section 3.6 or of the Non Solicitation Agreement by such Limited Partner or Employee Stockholder could cause irreparable damage to the Partnership and the other Partners. The Partnership and any of the Partners shall have the right to an injunction or other equitable relief (in addition to other legal remedies) to prevent any violation of a Limited Partner's or Employee Stockholder's obligations hereunder or thereunder.

            SECTION 3.8 REPURCHASE UPON TERMINATION OF EMPLOYMENT.

                    (a) (i) In the event that the employment by the Partnership of any Employee Stockholder terminates for any reason, the General Partner shall purchase all the Vested Partnership Interests held by the Limited Partner of which such employee was the Employee Stockholder pursuant to the terms of this
Section 3.8 and (ii) in the event that a Limited Partner has filed a petition under the United States Bankruptcy Code, or sixty (60) days after the filing by another person against such Limited Partner of a petition under the United States Bankruptcy Code which petition is not dismissed, or if such Limited Partner has ceased to carry on a business because of a voluntary liquidation (such date of filing, sixtieth day or effective date of liquidation, the "Bankruptcy Event"), the General Partner shall purchase all the Vested Partnership Interests held by such Limited Partner pursuant to the terms of this
Section 3.8 (a Limited Partner under either (i) or (ii), the "Repurchased Partner"); provided, however, that if the termination of the Employee Stockholder pursuant to (i) above occurs because of the death of such Employee Stockholder, the Partnership shall first apply the proceeds of any key-man life insurance policies maintained by the Partnership on the life of such Employee Stockholder to effect such Repurchase and the General Partner shall purchase any remaining portion of such Partnership Interest. If a Repurchased Partner holds any Partnership Points that, upon either (x) the termination of employment with the Partnership of the Employee Stockholder that controls such Repurchased Partner or (y) a Bankruptcy Event, have not become Vested Partnership Points hereunder, then such unvested Partnership Points shall terminate, with no further liability or obligation of the Partnership with respect thereto (provided however that certain terminated Partnership Points may be reissued in accordance with the provisions of Exhibit A and, to the extent applicable,
Section 6.5(e)).

                    (b) Payment with respect to a Repurchase shall be made in cash in a single installment on a date specified by the General Partner not more than ninety (90) days after the termination of employment of the relevant Employee Stockholder or the Bankruptcy Event, as applicable; provided, however, that (i) if such Employee Stockholder's employment with the Partnership is terminated because of the death of such Employee Stockholder, then, at the election of the General Partner, the Repurchase Closing Date may be a later date that is as soon as reasonably practicable after the Partnership has received the proceeds of any key-man life insurance policy maintained by the Partnership on the life of such Employee Stockholder, and (ii) if an Employee Stockholder's employment with the Partnership is terminated because of such Employee Stockholder's Permanent Incapacity, then the Repurchase Price shall be paid in three (3) equal installments as follows: (A) the first such installment shall be paid on the later of the date such Employee Stockholder's Permanent Incapacity is finally determined or the date such Employee Stockholder's employment with the Partnership is terminated, (B) the second installment shall be paid one (1) calendar year after such date, and (C) the third installment shall be paid two
(2) calendar years after such date.

                    (c) The purchase price for the Repurchase (the "Repurchase Price") shall be calculated as of the date of termination of the Employee Stockholder's employment with the Partnership in accordance with the following provisions:

                  (i) If the Employee Stockholder's employment with the Partnership is terminated because of the death, Permanent Incapacity or Retirement of such Employee Stockholder, or if such Employee Stockholder is terminated by the Partnership other than For Cause or if the Employee Stockholder terminates his employment with the Partnership for Good Reason, then the Repurchase Price shall be the sum of (A) a fraction whose numerator is the number of Vested Partnership Points held by the Limited Partner of which such terminated employee was the Employee Stockholder and whose denominator is the total Vested Partnership Points outstanding multiplied by five and five-tenths (5.5) times Average Free Cash Flow for the twenty-four (24) months period ending on the last day of the calendar month which is two (2) calendar months prior to the date of calculation, plus (B) any positive Capital Account balance of such Limited Partner resulting from contributions to capital, retained earnings or similar events, but excluding any positive Capital Account balance resulting from an interim closing as described in Section 5.2(h) or similar book-up event. In the event that any Limited Partner has received payment of the Repurchase Price in connection with the Permanent Incapacity of its Employee Stockholder and such Employee Stockholder resumes his active employment performing Investment Management Services at a subsequent date, then such Limited Partner and its Employee Stockholder, jointly and severally, shall be liable for the return of an amount equal to the difference between the Repurchase Price actually paid and the amount that would have been paid in accordance with paragraph (iv) below.

                  (ii) If the Employee Stockholder is terminated For Cause, then the Repurchase Price shall be the lesser of (A) the aggregate balance of the Capital Account of the Limited Partner of which such employee was the Employee Stockholder on the date of termination of the Employee Stockholder's employment with the Partnership For Cause or (B) the amount determined pursuant to paragraph (iv) below.

                  (iii) If the Limited Partner has experienced a Bankruptcy Event, then the Repurchase Price shall be the lesser of (A) the aggregate balance of such Limited Partner's Capital Account on the date of the Bankruptcy Event or (B) the amount determined pursuant to paragraph (iv) below.

                  (iv) In all other cases (including, without limitation, the resignation of an Employee Stockholder other than for Good Reason), the Repurchase Price shall be the sum of (A) a fraction whose numerator is the number of Vested Partnership Points held by the Limited Partner of which such terminated employee was the Employee Stockholder and whose denominator is the total Vested Partnership Points outstanding multiplied by five and five-tenths (5.5) times Average Free Cash Flow for the twenty-four (24) months period ending on the last day of the calendar month which is two (2) calendar months prior to the date of calculation, plus (B) any positive Capital Account balance of such Limited Partner resulting from contributions to capital, retained earnings or similar events, but excluding any positive Capital Account balance resulting from an interim closing as described in Section 5.2(h) or similar book-up event.

                    (d) The rights of the General Partner, the Partnership and their assigns hereunder are in addition to and shall not affect any other rights which the General Partner, the Partnership or their assigns may have to repurchase Partnership Interests (including, without limitation, pursuant to any Vesting Agreement).

                    (e) As of the Repurchase Closing Date, the Limited Partner shall cease to hold any Partnership Interests, shall no longer have any rights with respect to the Partnership Interests previously held, and such Limited Partner shall be deemed to have withdrawn from the Partnership and shall cease to be a Partner of the Partnership and shall no longer have any rights hereunder.

                    (f) The General Partner may, with a Majority Vote, assign any or all the General Partner's rights and obligations under this Section 3.8, in one or more instances, to the Partnership; provided, however, that no approval of Limited Partners shall be needed in connection with a Repurchase using the proceeds of a key-man life insurance policy in accordance with Section 3.8(a).

                    (g) Each Partner hereby agrees for the benefit of each other Partner and the Partnership that when the Employee Stockholder of such Partner, if any, reaches Mandatory Retirement the General Partner shall purchase all Partnership Interests held by the Limited Partner of which such employee was the Employee Stockholder, pursuant to the provisions of this Section 3.8 as if such Employee Stockholder had elected Retirement regardless of whether such Employee Stockholder's employment is actually terminated.

            SECTION 3.9 PUTS.

                    (a) Each Initial Limited Partner (a "Selling Partner") may, subject to the terms and conditions set forth in this Section 3.9, cause the General Partner to purchase portions of the vested Partnership Interests held by such Limited Partner (each, a "Put").

                    (b) On any five (5) separate annual occasions starting with the Exercise Period for the fiscal year ending December 31, 2000 and continuing in each subsequent annual Exercise Period, through and including the Exercise Period for the fiscal year ending December 31, 2009, each Selling Partner may cause the General Partner to purchase, and the General Partner agrees to buy, all or any portion of the Partnership Interests then held by such Selling Partner that are Vested Partnership Points as of December 31 of the fiscal year preceding the applicable Exercise Period; provided, however, that the amount subject to repurchase upon the first such occasion shall not exceed the sum of
(A) one-fith (1/5) of the aggregate Vested Partnership Points held by such Selling Partner (and a proportionate share of such Partner's Capital Account) on the Effective Date plus the aggregate Vested Partnership Points (and a proportionate share of such Partner's Capital Account) issued to such Limited Partner after the Effective Date pursuant to Section 6.5(e) (the "Annual Put Limit") plus (B) three-twentieths (3/20) of the aggregate Vested Partnership Points held by such Selling Partner (and a proportionate share of such Partner's Capital Account) on the Effective Date plus the aggregate Vested Partnership Points (and a proportionate share of such Partner's Capital Account) issued to such Limited Partner after the Effective Date pursuant to
Section 6.5(e) (the "Carry-Over Put Limit"). If the Selling Partner makes a Put of less than the total Carry-Over Put Limit that he is permitted to Put on any occasion, then the remainder of that Carry-Over Put Limit may be carried forward and Put at any subsequent occasion under this Section 3.9(b) or under
Section 3.9(c), provided that the amount subject to repurchase on any Put after the first Put shall not exceed the sum of (X) the Annual Put

Limit, plus (Y) any portion of the Carry-Over Put Limit that has not previously been Put by such Partner.

                    (c) On any five (5) separate annual occasions starting with the Exercise Period for the fiscal year ending December 31, 2010 and continuing in each subsequent annual Exercise Period, through and including the Exercise Period for the fiscal year ending December 31, 2020, each Selling Partner may cause the General Partner to purchase and the General Partner agrees to buy, all or any portion of the Partnership Interests then held by such Selling Partner (and a proportionate share of such Partner's Capital Account) that are Vested Partnership Points as of December 31 of the fiscal year preceding the applicable Exercise Period; provided, however, that the amount subject to repurchase upon any such occasion shall not exceed the greater of (i) the Annual Put Limit or (ii) one-fifth (1/5) of the Partnership Points held by such Selling Partner (and a proportionate share of such Partner's Capital Account) on December 31, 2010 plus the aggregate Vested Partnership Points (and a proportionate share of such Partner's Capital Account) issued to such Limited Partner after the Effective Date pursuant to
Section 6.5(e).

                    (d) If a Selling Partner elects to cause the General Partner to purchase Partnership Interests pursuant to paragraph (b) or (c) above, during the Exercise Period such Selling Partner and its Employee Stockholder shall provide the Partnership and the General Partner with a written notice to the effect that it is electing to exercise the Put and stating the number of Partnership Points included in the Partnership Interest to be sold in the Put. Each Put shall close on the first business day which is at least sixty (60) days after the receipt of the Partnership's audited financial statements for the applicable fiscal year or such earlier closing date as is agreed to in writing by the General Partner (each, a "Purchase Date").

                    (e) The purchase price for a Put (the "Put Price") shall be
(i) the product of (A) a fraction, the numerator of which is the number of Partnership Points included in the Partnership Interest to be purchased on the Purchase Date, and the denominator of which is the aggregate number of Vested Partnership Points outstanding, times five and five-tenths (5.5) times Average Free Cash Flow for the twenty-four (24) month period ending on the last day of the most recently completed fiscal year, plus a fraction of any Positive Capital Account of such Limited Partner (to the extent that such positive balance results from contributions to capital, retained earnings or similar events, but excluding any positive Capital Account balance resulting from an interim Closing as described in Section 5.2(h) or similar book-up event), the numerator of which is the number of Partnership Points included in the Partnership Interest to be purchased on the Purchase Date, and the denominator of which is the aggregate number of Vested Partnership Points held by such Selling Partner. The Put Price shall be paid by the General Partner on the Purchase Date by certified check to the Selling Partner, against delivery of such documents or instruments of transfer as may reasonably be requested by the General Partner.

                    (f) The General Partner may, with a Majority Vote, assign any or all the General Partner's rights and obligations under this Section 3.9, in one or more instances, to the Partnership.

                    (g) As of any Purchase Date, the Limited Partner shall cease to hold the Partnership Interests to be purchased on the Purchase Date pursuant to the Put and shall no longer have any rights with respect to such Partnership Interests previously held.

                    (h) In the event that any Additional Limited Partner is admitted to the Partnership under the circumstances contemplated by Section 6.5(e), each such Additional Limited Partner may be granted the right, by the CEO in his sole discretion, to Put his vested Partnership Interests subject to the terms and conditions set forth in this Section 3.9; provided, however, that

(i) the five separate annual occasions on which such Additional Limited
Partner may cause Partnership Interests to be purchased in accordance with
Section 3.9(b) shall start with the Exercise Period for the fiscal year (ending December 31) during which occurs the fifth anniversary of the admission of such Limited Partner to the Partnership and shall continue in each subsequent annual Exercise Period through (and including) the Exercise Period for the fiscal year (ending December 31) during which occurs the fourteenth anniversary of the admission of such Limited Partner to the Partnership; and (ii) the five separate annual occasions on which such Additional Limited Partner may cause Partnership Interests to be purchased in accordance with Section 3.9(c) shall start with the Exercise Period for the fiscal year (ending December 31) during which occurs the fifteenth anniversary of the admission of such Limited Partner to the Partnership and shall continue in each subsequent annual Exercise Period through (and including) the Exercise Period for the fiscal year (ending December 31) during which occurs the twenty-fifth anniversary of the admission of such Limited Partner to the Partnership.

            SECTION 3.10 EXCHANGE RIGHTS OF LIMITED PARTNERS OF THE PARTNERSHIP.

                    (a) If (i) AMG, as General Partner, has the obligation to purchase Partnership Interests pursuant to Section 3.9 from a Selling Partner which is an Initial Limited Partner, and (ii) AMG has completed a registration of shares of its common stock ("AMG Stock") for sale under the Securities Act (other than a registration on Form S-8 (or its then equivalent form) or a registration effected solely to implement an employee benefit plan or registration on a form not available for registering securities for sale to the public) (a "Registration"), then such Selling Partner may elect to cause AMG to pay up to one-half of the Put Price in shares of AMG Stock. The percentage of the Put Price paid in shares of AMG Stock is referred to as the "Percentage Exchanged."

                    (b) An election under this Section 3.10 must be made by the Selling Partner in the written notice contemplated by Section 3.9(d), which election, once made, shall be irrevocable without the prior written consent of AMG.

                    (c) The number of shares of AMG Stock which may be exchanged shall be equal to the number of shares of AMG Stock that represents a percentage interest in AMG's earnings (after giving effect to such issuance or exchange) before depreciation, amortization and taxes that is equal to (i) the Put Price, multiplied by the product of (A) the Percentage Exchanged times (B) seventy-five one-hundredths (.75), divided by (ii) an amount equal to the sum of (A) fifty percent (50%) of five and five-tenths (5.5) times AMG's earnings before depreciation, amortization and taxes for the twenty-four (24) month period ending on the last day of the most recently completed fiscal year (determined in accordance with generally accepted accounting principles, consistently applied) plus (B) the product of the Put Price times the Percentage Exchanged.

                    (d) If AMG completes a Registration, AMG shall, as soon as reasonably practicable, provide notice thereof to each Limited Partner.

            SECTION 3.11 NO EMPLOYMENT OBLIGATION. Each Limited Partner and each Employee Stockholder acknowledges that neither this Agreement nor the provisions of the Non Solicitation

Agreement create an obligation on the part of the Partnership to continue the employment of an Employee Stockholder with the Partnership.

            SECTION 3.12 MISCELLANEOUS. Each Limited Partner and each Employee Stockholder agrees that the enforcement of the provisions of Sections 3.6, 3.7,
3.8 and 3.11, and the provisions of the Non Solicitation Agreements is necessary to ensure the protection and continuity of the business of the Partnership for the benefit of each of the Partners. Each Limited Partner and each Employee Stockholder agrees that, due to the proprietary nature of the Company's business, the restrictions set forth in Section 3.6 hereof and in the Non Solicitation Agreements are reasonable as to duration and scope. Each Limited Partner and each Employee Stockholder acknowledges that the obligations and rights under this Article III shall survive the termination of the employment of an Employee Stockholder with the Partnership and/or the withdrawal or removal of a Limited Partner from the Partnership, regardless of the manner of such termination in accordance with the provisions hereof and of the relevant Non Solicitation Agreement.


                        ARTICLE IV - REGISTRATION RIGHTS.

            SECTION 4.1. PIGGY-BACK REGISTRATIONS. If at any time or times following the completion of its initial public offering, AMG shall determine to complete a Registration (which, as defined in Section 3.10(a), excludes a registration on Form S-8 (or its then equivalent form) or a registration effected solely to implement an employee benefit plan or registration on a form not available for registering securities for sale to the public) other than on Form S-4 (or its then equivalent form) and other than with respect to securities to be issued solely in connection with any acquisition of any securities or assets of any entity or business, then AMG will promptly (and in no event less than twelve (12) days prior to the filing of a registration statement with the SEC with respect to such Registration) give written notice thereof to the Selling Partners which are holders of Registrable Securities (as hereinafter defined) then outstanding (the "Holders"), and, subject to the terms and conditions of this Article IV, will use all commercially reasonable efforts to effect the Registration under the Securities Act of all Registrable Securities which the Holders request in a writing delivered to AMG within ten (10) days after the notice given by AMG. AMG shall have the right to postpone or withdraw any Registration without any obligation to any Holder.

            SECTION 4.2. REGISTRABLE SECURITIES. For the purposes of this
Article IV, the term "Registrable Securities" shall mean any AMG Stock held by a Selling Partner which was acquired by such Selling Partner pursuant to the terms of Section 3.10(a), and any equity securities issued or issuable with respect to such AMG Stock by way of a stock dividend or stock split or in connection with a combination of shares.

            SECTION 4.3. FURTHER OBLIGATIONS OF AMG. Whenever under the preceding sections of this Article IV AMG is required hereunder to register Registrable Securities, AMG agrees that it shall also do the following:

                        (a) use all commercially reasonable efforts to prepare
            diligently for filing with the SEC a registration statement and such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary for the duration of such Registration;

                        (b) use all commercially reasonable efforts to maintain
            the effectiveness of any registration statement pursuant to which any of the Registrable Securities are being sold on a delayed or continuous basis under Rule 415 (or any successor or similar rule) under the Securities Act (other than a registration statement in connection with an underwritten offering) until the earlier of (i) the completion of the distribution of all Registrable Securities offered pursuant thereto or (ii) ninety (90) days after the effective date of such registration statement, provided that if a Suspension Period has occurred during the pendency of a Registration, AMG shall in good faith use reasonable efforts to extend the effectiveness of such Registration so that there are ninety (90) days during which such Registration is effective and a Suspension Period is not in effect.

                        (c) furnish to each selling Holder such copies of each
            preliminary and final prospectus and such other documents as such Holder may reasonably request to facilitate the public offering of its Registrable Securities in accordance with customary practices; and

                        (d) use all commercially reasonable efforts to register
            or qualify its Registrable Securities covered by said registration statement under the securities or "blue-sky" laws of such jurisdictions as any selling Holder may reasonably request, provided that AMG shall not be required to register in any jurisdiction which requires it to qualify to do business (unless it is otherwise so qualified) or subject itself to general service of process (unless it is otherwise so subject).

            SECTION 4.4. REGISTRATION EXPENSES. Reasonable expenses incident to AMG's performance of or compliance with this Article IV, including SEC and securities exchange or National Association of Securities Dealers, Inc. ("NASD") registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, fees and disbursements of counsel for AMG and its independent certified public accountants incurred in connection with each registration hereunder (but not including any fees or disbursements of counsel for the Holders, or any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities) (all such included expenses being herein called "Registration Expenses") will be borne by AMG.

            SECTION 4.5. INDEMNIFICATION; CONTRIBUTION.

                    (a) Indemnification. Incident to any registration statement referred to in this Article IV, and subject to applicable law, AMG will indemnify each underwriter, each Holder of Registrable Securities so registered, and each person controlling any of them ("Controlling Person") against all claims, losses, damages and liabilities, including legal and other expenses reasonably incurred in investigating or defending against the same, arising out of any untrue statement of a material fact contained therein, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any violation by AMG of the Securities Act, any other federal securities laws, any state securities or "blue-sky" laws or any rule or regulation thereunder in connection with such registration, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to AMG by or on behalf of such underwriter, Holder or Controlling Person expressly for use therein, and with respect to such untrue statement or omission in the information furnished in writing to AMG by or on behalf of such underwriter, Holder or Controlling Person, such underwriter, Holder or Controlling Person so providing such information to AMG (or on whose behalf such information was so provided) will indemnify AMG, its directors and officers, and the other underwriters, Holders and Controlling Persons against any losses, claims, damages, expenses or liabilities to which any of them may become subject to the same extent.

                    (b) Contribution. If the indemnification provided for in this Section 4.5 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any reasonable legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.5(b) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 4.5(b), no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Holder were offered to the public exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            If indemnification is available under this Section 4.5, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 4.5(a) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 4.5(b).

            SECTION 4.6. LIMITATIONS. Notwithstanding anything herein to the contrary, the parties agree as follows:

                        (a) In the event that in connection with an underwritten
            public offering, the managing underwriter(s) shall in good faith impose a limitation on the number of securities which may be included in such Registration for marketing purposes, AMG shall not be required to register Registrable Securities in excess of such limitation, provided that the reduction in the number of securities included in such Registration to comply with such limitation is imposed pro rata (based on the relative number of securities sought to be included in such Registration) with respect to all securities the holders of which have a contractual, incidental right ("piggy-back right") to include such securities in the Registration and as to which registration has been requested pursuant to such right (it being understood that such limitation may be imposed as to all securities the holders of which have a piggy-back right prior to the imposition of any limitation on securities the holders of which have a right to cause the Company to effect a Registration ("demand right")).

                        (b) If requested in writing by the managing
            underwriter(s), if any, of any underwritten public offering of AMG Stock, each Limited Partner and Employee Stockholder agrees not to offer, sell, contract to sell or otherwise dispose of any shares of AMG Stock except as part of such underwritten public offering within thirty (30) days before or one hundred and eighty (180) days after the effective date of the registration statement filed with respect to said offering.

                        (c) Following the effectiveness of a Registration
            (including, without limitation a Registration for sale on a delayed or continuous basis under Rule 415 under the Securities Act), each Limited Partner and Employee Stockholder agrees not to effect any sales of AMG Stock after they have received notice from the Company to suspend sales as a result of the commencement any Suspension Period (as defined below). Each Limited Partner and Employee Stockholder may recommence effecting sales of AMG Stock following further notice to such effect from the Company, which notice shall be given by the Company not later than five (5) business days after the conclusion of any such Suspension Period. For purposes hereof, a "Suspension Period" shall mean the pendency or occurrence of an event that would make it impractical or inadvisable (i) to cause a registration statement to remain in effect or (ii) to permit the sale of AMG Stock by Limited Partners or Management Employees of the Partnership and by limited partners and employee stockholders of other partnerships of which AMG is the general partner generally (without prejudice to any particular Limited Partner or Management Employee), and shall include, without limitation, pending negotiations relating to, or consummation of, a transaction or the pendency or occurrence of any other event that would require additional disclosure of material information by AMG in a registration statement, as to which AMG has a bona fide business purpose for preserving confidentiality or which renders the AMG unable to comply with applicable legal requirements.

            SECTION 4.7. LIMITATION OF REGISTRATION RIGHTS. Notwithstanding the foregoing, AMG shall not be required to effect a Registration of Registrable Securities under this Article IV if, in the opinion of counsel for AMG, which counsel and opinion shall be reasonably acceptable to the Holders of a majority of the Registrable Securities, such Holders of Registrable Securities may then sell all Registrable Securities proposed to be sold without registration under the Securities Act.


                ARTICLE V - CAPITAL CONTRIBUTIONS; DISTRIBUTIONS
                        CAPITAL ACCOUNTS AND ALLOCATIONS

            SECTION 5.1 CAPITAL CONTRIBUTIONS.

                  (a) Prior to the effectiveness of this Agreement, Mesirow Asset Management, Inc., an Illinois corporation, contributed to the Partnership certain of its assets, as set forth on Schedule 5.1(a). Schedule 5.1(a) also sets forth (i) the tax basis of Mesirow Asset Management, Inc. in each such asset, (ii) the tax basis of the Partnership in each asset held as of the Effective Date, and (iii) the amount which each of the Partners acknowledge and agree is the fair market value of each such asset. Except as may be agreed to in connection with the issuance of additional Partnership Points, as specifically set forth herein, and as may be required under applicable law, the Partners shall not be required to make any further contributions to the Partnership.

                  (b) No Partner shall have the right to withdraw any part of the capital it contributed to the Partnership until the termination, dissolution and winding up of the Partnership, except as distributions pursuant to this
Article V may represent returns of capital, in whole or in part. No Partner shall be entitled to receive any interest on any Capital Contribution to the Partnership.

            SECTION 5.2 CAPITAL ACCOUNTS; ALLOCATIONS.

                  (a) Establishment of Capital Accounts. There shall be established for each Partner a Capital Account which initially shall be in an amount equal to the Fair Market Value of the Capital Contribution of such Partner.

                  (b) Adjustments to Capital Accounts. The Capital Account of each Partner shall be adjusted in the following manner. Each Capital Account shall be increased by such Partner's allocable share of income and gain of the Partnership and shall be decreased by such Partner's allocable share of losses, if any, of the Partnership and by the amount of all distributions made to such Partner. The amount of any distribution of assets other than cash shall be deemed to be the Fair Market Value of such assets. Capital Accounts shall also be adjusted upon the issuance of additional Partnership Interests as set forth in Section 6.5(c).

                  (c) Allocation of Income and Gain. Subject to Section 5.2(e) and Sections 5.4 and 5.5 hereof, all items of Partnership income and gain shall be allocated among the Partners' Capital Accounts at the end of every month as follows:

                                    (i) first, items of income and gain shall be
                  allocated to the General Partner in an amount equal to the Free Cash Flow (net of Free Cash Flow Expenditures) for such month multiplied by a fraction, the numerator of which is the number of Partnership Points held by the General Partner for such month, and the denominator of which is the total number of Vested Partnership Points outstanding for such month;

                                    (ii) second, the General Partner shall be
                  allocated items of income and gain until the General Partner has been allocated cumulative income and gain equal to the cumulative amount of losses and deductions allocated to the General Partner under Section 5.2(d)(iii);

                                    (iii) third, items of income and gain shall
                  be allocated among all Limited Partners in accordance with (and in proportion to) each Limited Partner's respective number of Vested Partnership Points for such month, until the aggregate amount of such items allocated to the Partners pursuant to Section 5.2(c)(i) and this Section 5.2(c)(iii) for such month equals the aggregate amount of Free Cash Flow for such month; and

                                    (iv) fourth, all remaining items of
                  Partnership income and gain for such month shall be allocated among the Limited Partners in proportion to each Limited Partner's respective number of Vested Partnership Points for such month.

                  (d)        ALLOCATION OF LOSSES AND DEDUCTIONS. Subject to
Section 5.2(f) and Sections 5.4 and 5.5, all items of Partnership loss and deduction shall be allocated among the Partners' Capital Accounts at the end of every month as follows:

                             (i) first, all deductions for such month with
                  respect to the amortization or depreciation of property contributed to the Partnership by a Partner shall be allocated to the contributing Partner;

                             (ii) second, all items of Partnership deduction and
                  loss for such month (other than items allocated under Section 5.2(d)(i)) shall be allocated among the Limited Partners in proportion to each Limited Partner's respective number of Vested Partnership Points for such month, PROVIDED, that the total amount of items of deduction and loss allocated to the Limited Partners for such month under this Section 5.2(d)(ii) shall not exceed the sum of (x) the total amount of the items of income and gain allocated to the Limited Partners for such month under Sections 5.2(c)(iii) and 5.2(c)(iv), and (y) the items of income and gain allocated to the Limited Partners for the prior months during such fiscal year under Section 5.2(c)(iii) and Section 5.2(c)(iv), less the items of deduction and loss allocated to the Limited Partners for such prior months under this Section 5.2(d)(ii); and

                             (iii) thereafter, all items of loss and deduction
                  not allocated to the Partners under Sections 5.2(d)(i) and 5.2(d)(ii) shall be allocated to the General Partner.

                  (e) ALLOCATION OF GAIN FROM THE SALE OF ASSETS. All items of Partnership gain from any sale, exchange or disposition of all, or substantially all, of the assets of the Partnership shall be allocated among the Partners as follows:

                             (i) first, gain shall be allocated to the Partners
                  who have been allocated items of deduction and loss under
                  Section 5.2(d)(i) until the amount of gain allocated to such Partners under this Section 5.2(e)(i) is equal to the amount of loss previously allocated to such Partners under section 5.2(d)(i);

                             (ii) second, gain shall be allocated to the Limited
                  Partners (in proportion to their Vested Partnership Points) until the ratio of the Capital Accounts of the Limited Partners to the Capital Accounts of the General Partner is equal to the ratio of the Vested Partnership Points of the Limited Partners to the Vested Partnership Points of the General Partner; and

                             (iii) thereafter, gain shall be allocated to the
                  Partners in accordance with their Vested Partnership Points.

                  (f) ALLOCATION OF LOSS FROM THE SALE OF ASSETS. All items of loss from any sale, exchange or other disposition of all, or substantially all, of the assets of the Partnership shall be allocated to the Partners in proportion to the positive balances in their respective Capital Accounts as of the date of such transaction.

            (g) Dispute Resolution. Any dispute or disagreement among the Partners with respect to determination of Capital Account balances or otherwise with respect to the manner or method of accounting by the Partnership may be submitted by any Partner to, and resolved by, the Independent Public Accountants, whose determinations as so made shall be conclusive and binding upon the Partners.

            (h) Interim Closing. In the event that during any calendar month (or any fiscal year) there is any change of Partners or Partnership Points (whether as a result of the admission of an Additional Limited Partner, the redemption by the Partnership of any Partnership Points, a transfer of any Partnership Points or otherwise, but not as a result of vesting in accordance with the provisions of Exhibit A of Partnership Points issued upon execution of the agreement or in accordance with Section 6.5(e), the following shall apply: (i) the books of account of the Partnership shall be closed effective as of the close of business on the date of any such change and such month (or fiscal year) shall thereupon be divided into two or more portions, (ii) each item of income, gain, loss and deduction shall be determined (on the closing of the books basis) for the portion of such month (or fiscal year) ending with the date on which the books of account of the Partnership are so closed, and (iii) each such item for such portion of such month (or fiscal year) shall be allocated to those persons who were Partners during such portion of such month (or fiscal year) in accordance with the provisions of Section 5.2(c) hereof.

                  SECTION 5.3 DISTRIBUTIONS.

                  (a) Subject to Section 5.3(b) hereof, from and after the date hereof, within thirty (30) days after the end of each fiscal quarter, the General Partner shall, based on the unaudited financial statements for such fiscal quarter prepared in accordance with Section 9.3 hereof (after approval thereof by the General Partner), cause the Partnership (X) to distribute to the General Partner the amount of income and gain allocated to the General Partner for such fiscal quarter pursuant to Section 5.2(c)(i) and (ii), minus any losses and deductions allocated to the General Partner under Section 5.2(d)(iii), and
(Y) to distribute to the Limited Partners the amount of any income and gain allocated to the Limited Partners under Section 5.2(c)(iii), minus any losses and deductions allocated to the Limited Partners under Section 5.2(d)(ii). Within ninety-five (95) days after the end of each fiscal year of the Partnership, the General Partner shall, based on the audited financial statements prepared in accordance with Section 9.3 hereof, cause the Partnership to make a distribution of (i) the remaining amounts, if any, for the preceding fiscal year not previously distributed, in accordance with the foregoing clauses
(X) and (Y) of this Section 5.3(a) and (ii) the amount of any income and gain allocated to the Limited Partners under Section 5.2(c)(iv). In the event that, in connection with the preparation of audited financial statements or otherwise it shall be determined that any prior distributions were not made in the proper amounts, the General Partner shall be authorized to increase or decrease one or more subsequent distributions in such manner and to such extent as it shall deem necessary or appropriate.

                  (b) The General Partner may, from time to time and with a Majority Vote, reserve and refrain from making a distribution that is otherwise required under Section 5.3(a) for Partnership purposes, including, without limitation, to increase the net worth of the Partnership.

                  (c) Except as otherwise set forth herein, all other amounts or proceeds available for distribution, if any, shall be distributed to the Partners at such time as may be determined by the General Partner in its sole discretion provided that any such distribution shall be made among the Partners
(i) in accordance with the positive balances (if any) in their respective Capital Accounts (as determined immediately prior to such distribution) until all such positive Capital Account balances have been reduced to zero, and (ii) thereafter among all Partners in accordance with their respective number of Vested Partnership Points at the time of such distribution.

                  (d) Notwithstanding any other provision herein to the contrary, if any Limited Partner has received a distribution under Section 5.3(a) during a fiscal year and, based on the audited financial statements prepared in accordance with Section 9.3 hereof, there are at the end of such fiscal year any unrecovered excess deductions, such that the General Partner will be entitled to an allocation pursuant to Section 5.2(c)(ii) at the time of the next allocation of gross income of the Partnership, then the Limited Partners shall promptly (and in any event within ninety-five (95) days after the end of such fiscal year of the Partnership) contribute to the Partnership in accordance with (and in proportion to) the aggregate amount of distributions received by such Limited Partner under Section 5.3(a) with respect to such fiscal year, cash in the aggregate amount of such unrecovered excess deductions. The obligation of each Limited Partner to make contributions to the Partnership pursuant to this Section 5.3(d) with respect to any fiscal year shall be limited to the aggregate amount of distributions received by such Limited Partner under
Section 5.3(a) with respect to such fiscal year.

      SECTION 5.4 DISTRIBUTIONS UPON LIQUIDATION; ESTABLISHMENT OF A RESERVE UPON LIQUIDATION.

            (a) Upon the liquidation of the Partnership, after payment of all liabilities of the Partnership owing to creditors, the General Partner shall set up such reserves as it deems reasonably necessary for any future liabilities or obligations of the Partnership including, without limitation, any specified or unspecified contingent liabilities. Such reserves may be paid over by the General Partner to a bank (or other third party), to be held in escrow for the purpose of paying any such future liabilities or obligations. At the expiration of such period(s) as the General Partner may deem advisable in its sole discretion, any remaining reserves and any other assets available for distribution (or a portion thereof specified by the General Partner) shall be distributed to the Partners in accordance with Section 5.3(c) hereof.

            (b) The General Partner may elect to make any distributions pursuant to this Section 5.4 through in-kind distributions of Partnership property. The decisions of the General Partner with respect to in-kind payments, including decisions with respect to selection and apportionment, shall be conclusive and binding upon all Partners; provided, however, that all in-kind distributions of Partnership property shall be made on the basis of the Fair Market Value of such property, net of any liabilities encumbering such property. Immediately prior to the effectiveness of any such distribution in-kind, each item of gain and loss that would have been recognized by the Partnership had the property being distributed been sold at Fair Market Value shall be determined and allocated to those persons who were Partners immediately prior to the effectiveness of such distribution in accordance with Sections 5.2(e) and 5.2(f) hereof.

      SECTION 5.5 PROCEEDS FROM THE SALE OF SECURITIES; INSURANCE PROCEEDS; CERTAIN SPECIAL ALLOCATIONS.

            (a) Capital Contributions made by any Partner after the date hereof, and other proceeds from the issuance of securities by the Partnership may, in the sole discretion of the General Partner, be used for the benefit of the Partnership (including, without limitation, the repurchase or redemption of Partnership Interests), or may be distributed by the Partnership, in which case, any such proceeds shall be allocated and distributed among the Partners in accordance with their respective Vested Partnership Points immediately prior to the date of such contribution.

            (b) In the event of the death of an Employee Stockholder covered by key-man life insurance, the proceeds of such policy shall first be used by the Partnership to Repurchase the Partnership Interests from the Limited Partner through which such Employee Stockholder held his interest in the Partnership in accordance with Section 3.8 hereof. If the proceeds of any such insurance exceed the amounts so required to effect such redemption, then such excess proceeds may, in the sole discretion of the General Partner, be used for the benefit of the Partnership (including, without limitation, the repurchase or redemption of Partnership Interests held by other Limited Partners), or may be distributed by the Partnership, in which case, any such proceeds shall be allocated and distributed among the Partners in accordance with their respective Vested Partnership Points immediately following the Repurchase of the Partnership Interests from such Limited Partner.

      SECTION 5.6 FEDERAL TAX ALLOCATIONS. The General Partner shall, in its sole discretion, allocate the ordinary income and losses and capital gains and losses of the Partnership as determined for U.S. Federal income tax purposes (and each item of income, gain, loss, deduction or credit entering into the computation thereof), as the case may be, among the Partners for tax purposes in a manner that, to the greatest extent possible (i) reflects the economic arrangement of the Partners under this Agreement (determined after taking into account the allocation provisions of Section 5.2 hereof and the distributions provisions of Section 5.3 and 5.4 hereof) and (ii) is consistent with the principles of Sections 704(b) and 704(c) of the Code. The Partners understand and agree that, with respect to any item of property (other than cash) contributed by a Partner to the capital of the Partnership, the initial tax basis of such property in the hands of the Partnership will be the same as the tax basis of such property in the hands of such Partner at the time so contributed. The Partners further understand and agree that the taxable income and taxable loss of the Partnership is to be computed for Federal income tax purposes by reference to the initial tax basis to the Partnership of any assets and properties contributed by the Partners (and not by reference to the fair market value of such assets and properties at the time contributed). The Partners also understand that, pursuant to Section 704(c) of the Code, all taxable items of income, gain, loss and deduction with respect to such assets and properties shall be allocated among the Partners for Federal income tax purposes so as to take account of any difference between the initial tax basis of such assets and properties to the Partnership and their fair market values at the time contributed, using any method authorized by the Federal regulations under Section 704(c) of the Internal Revenue Code, and selected by the General Partner in its sole discretion. For purposes of maintaining the Capital Accounts of the Partners, items of income, gain, loss and deduction relating to any asset or property contributed to the Partnership that are required to be allocated pursuant to Section 704(c) of the Code shall not be reflected in the Capital Accounts of the Partners. Without limiting the generality of the foregoing, all deductions with respect to the amortization or depreciation of property contributed to the Partnership by a Partner shall be allocated to the contributing Partner for U.S. Federal income tax purposes.


                ARTICLE VI - TRANSFER OF PARTNERSHIP INTERESTS BY
               LIMITED PARTNERS, ADMISSION OF ADDITIONAL PARTNERS,
                            REDEMPTION AND WITHDRAWAL

      SECTION 6.1 ASSIGNABILITY OF INTERESTS.

            (a) Except with the written consent of the General Partner, which the General Partner may withhold in its sole discretion, or in accordance with
Section 6.1(b) or 6.1(c), no

Limited Partner shall sell, assign, transfer, pledge, hypothecate, gift, exchange, option or encumber, or otherwise dispose of (any such disposition being referred to herein as a "Transfer"), or offer to Transfer, all or any portion of such Partner's Partnership Interest or in the case of a Limited Partner that is not an individual, any direct or indirect beneficial ownership in such Limited Partner (whether voluntarily or involuntarily) to any Person other than the General Partner or the Partnership.

            (b) In the event that any Employee Stockholder or Limited Partner, as applicable, shall die or shall be declared incompetent or insane or shall be adjudicated a bankrupt, the legal representative of such Employee Stockholder or Limited Partner shall, upon written notice to the General Partner of the occurrence of any such event, become an assignee of such Employee Stockholder's interest in the Limited Partner or of such Limited Partner's Partnership Interests, subject to all of the terms of this Agreement as then in effect, provided that (i) such legal representative shall not be permitted to exercise any rights as a Partner or become a Substitute Limited Partner unless and until such representative is admitted as a Substitute Limited Partner in accordance with the provisions of Section 6.2 and (ii) the provisions of Section 3.8 shall be applied to effect a Repurchase either of the Partnership Interest so Transferred or of the Partnership Interest held by the Limited Partner the beneficial interests in which have been so Transferred.

            (c) A Limited Partner may, upon prior written notice to the General Partner, transfer a portion (but not all) of its Partnership Interest to its Employee Stockholder or to one or more trusts of which its Employee Stockholder is the sole trustee, with sole power and authority to direct the disposition of, and voting with respect to, the assets thereof, and of which the sole beneficiaries are such Employee Stockholder and/or his lineal descendants, provided that such Transfer shall satisfy the conditions set forth in Section 6.2(b), and provided, further, that the recipient of such Transfer, if a trust, shall agree not to permit the Transfer of interests therein or the addition of beneficiaries thereto without prior written notice to the General Partner and satisfaction of the conditions set forth in Section 6.2(b).

            (d) Any Transfer by any Limited Partner of any interest in the Partnership or a Limited Partner thereof in contravention of this Agreement shall be void ab initio and ineffectual and shall not bind or be recognized by the General Partner, the Partnership or any other party. No purported assignee pursuant to such a Transfer shall have any right to any profits, losses or distributions of the Partnership.

            (e) Any Limited Partner who shall Transfer all of such Limited Partner's Partnership Interest shall cease to be a Partner of the Partnership and shall no longer have any rights or privileges of a Partner except that, unless and until the recipient of the Transfer of such Limited Partner is admitted as a Substitute Limited Partner in accordance with the provisions of
Section 6.2, said transferring Limited Partner shall retain the statutory rights and obligations of a transferring partner under applicable law.

            (f) Any Person who acquires in any manner whatsoever any Partnership Interest, irrespective of whether such Person has accepted and adopted in writing the terms and provisions of this Agreement, shall be deemed by the acceptance of the benefits of the acquisition thereof to have agreed to be subject to and bound by all the terms and conditions of this Agreement that any predecessor in such Partnership Interest of such Person was subject to or by which such predecessor was bound to the same extent as such predecessor was bound as if there had been no such Transfer.

      SECTION 6.2 SUBSTITUTE LIMITED PARTNERS.

            (a) No recipient of a Transfer of limited partner interests in the Partnership shall become a Limited Partner except in accordance with this
Section 6.2. The General Partner may, with a Majority Vote, admit as a Substitute Limited Partner any Person that acquires a Partnership Interest by Transfer from another Limited Partner in accordance with the provisions of
Section 6.1.

            (b) As additional conditions to the validity of any Transfer of a Limited Partner's interest in the Partnership (or, in the case of a Limited Partner which is not an individual, the interests of the direct and indirect beneficial owners of such Limited Partner), regardless of whether the recipient of a Transfer becomes a Limited Partner, such Transfer shall not: (i) violate the registration provisions of the Securities Act or the securities laws of any applicable jurisdiction, (ii) cause the Partnership to become subject to regulation as an "investment company" under the Investment Company Act, and the rules and regulations of the Securities and Exchange Commission thereunder or to fail to satisfy an exemption from registration thereunder, including by causing there to be more than one hundred (100) beneficial owners of interest in the Partnership as determined in accordance with Section 3(c)(1) of the Investment Company Act, (iii) result in the termination of any contract(s) to which the Partnership is a party and which individually or in the aggregate are material (it being understood and agreed that any contract pursuant to which the Partnership provides investment management or advisory services is material), or
(iv) result in the treatment of the Partnership as an association taxable as a corporation or as a "publicly traded limited partnership" for Federal income tax purposes. The General Partner may require reasonable evidence as to the foregoing, including, without limitation, a favorable opinion of counsel.

            (c) Upon the admission of a substitute Limited Partner, the General Partner shall make the appropriate revisions to Exhibit A hereto.

      SECTION 6.3 ALLOCATION OF DISTRIBUTIONS BETWEEN ASSIGNOR AND ASSIGNEE. Upon the assignment of a Partnership Interest pursuant to this Article VI, distributions pursuant to Article V shall be made to the Person owning the Partnership Interest at the date of distribution, unless the assignor and assignee otherwise agree and so direct the General Partner in a written statement signed by both.

      SECTION 6.4 REDEMPTIONS AND WITHDRAWALS. Except as expressly provided in
Article III, no Limited Partner shall have the right to redeem its interest in the Partnership, in whole or in part, or to withdraw from the Partnership, except upon receipt of a Majority Vote and with the consent of the General Partner. Upon the redemption or withdrawal, in whole or in part, by a Limited Partner, the General Partner shall make the appropriate revisions to Exhibit A hereto.

      SECTION 6.5 ISSUANCE OF ADDITIONAL LIMITED PARTNERSHIP INTERESTS; NO PREEMPTIVE RIGHTS.

            (a) Additional Limited Partners (the "Additional Partners" and each an "Additional Partner") may be admitted to the Partnership and be issued Partnership Interests under the circumstances contemplated by Section 6.2,
Section 6.5(d) and Sections 6.5(e). Under other circumstances, Additional Limited Partners may be admitted to the Partnership and such Additional Partners may be issued Partnership Interests, upon receipt of a Majority Vote and the consent of the General Partner and upon such terms and conditions as may be established by the General Partner in its sole discretion. As a condition to admission to the Partnership, each Additional Limited Partner (and any Employee Stockholder thereof) shall first execute and deliver (i) an instrument satisfactory to the General Partner whereby such Additional Limited Partner becomes a party to this Agreement as a Limited Partner and (ii) a Non Solicitation Agreement. Upon the admission of any Additional Limited Partner, the General Partner shall make the appropriate revisions to Exhibit A hereto.

            (b) Existing Limited Partners may be issued additional Partnership Interests by the Partnership either (i) upon receipt of a Majority Vote (without including the Limited Partner to be issued additional Partnership Points) with the consent of, and upon such terms and conditions as may be established by, the General Partner in its sole discretion or (ii) in accordance with Section 6.5(d) or Section 6.5(e).

            (c) Each time additional Partnership Interests are issued (other than in accordance with Section 6.5(e)), prior to such issuance, the Capital Accounts of all the Partners shall be adjusted as follows: (i) the General Partner shall determine the proceeds which would be realized if the Partnership sold all its assets at such time for a price equal to the Fair Market Value, and
(ii) the General Partner shall allocate amounts equal to the gain or loss which would have been realized upon such a sale to the Capital Accounts of all the Partners in accordance with Sections 5.2(e) and (f) hereof; provided, however, that the vesting of previously granted Partnership Points shall not constitute the issuance of additional Partnership Interests for purposes of this Section 6.5(c). Capital Accounts for Partners receiving additional Partnership Interests shall be increased by, and Capital Accounts for new Partners shall be established in, an amount equal to the fair market value (as determined by the General Partner) of such Partner's contributions to the capital of the Partnership, if any, in consideration of the issuance of such Partnership Interests.

            (d) The General Partner, with a Majority Vote, shall have the right to cause the Partnership to issue or sell (i) additional interests in the Partnership (including other classes or series of interests having different rights), (ii) obligations, evidences of indebtedness or other securities convertible or exchangeable into interests in the Partnership and (iii) warrants, options or other rights to purchase or otherwise acquire interests in the Partnership; provided, however, that no Majority Vote shall be required for
(i) the issuance of Partnership Points pursuant to

Section 6.5(e) hereof and (ii) the issuance of interests in the Partnership pursuant to (A) obligations, evidences of indebtedness or other securities convertible or exchangeable into interests in the Partnership previously issued in accordance with this Section 6.5(d) or (B) warrants, options or other rights to purchase or otherwise acquire interests in the Partnership previously issued in accordance with this Section 6.5(d). No Partner shall have any pre-emptive rights in any of the foregoing.

            (e) Existing Limited Partners may be issued additional Partnership Points and Additional Limited Partners may be admitted to the Partnership and issued Partnership Points by the CEO acting on behalf of the Partnership in his sole discretion subject only to the provisions set forth on Exhibit A and to the following conditions: (i) the maximum number of Partnership Points issuable pursuant to this Section 6.5(e) is nine (9) (provided that if any of such nine
(9) Partnership Points terminate unvested, they may be reissued in accordance with the provisions of this Section 6.5(e) and Exhibit A); (ii) Partnership Points shall not be issued or vested in an initial increment of less than one-half of one Partnership Point; and (iii) without the consent of the General Partner, no Partnership Points may be issued pursuant to this Section 6.5(e) to the CEO, any member of the Immediate Family of the CEO or any Affiliate of the CEO or his Immediate Family.

      SECTION 6.6 REPRESENTATION OF PARTNERS. Each Partner (including each Additional Partner) hereby represents and warrants to the Partnership and each other Partner, and acknowledges, that (a) it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Partnership and making an informed investment decision with respect thereto, (b) it is able to bear the economic and financial risk of an investment in the Partnership for an indefinite period of time, (c) it is acquiring an interest in the Partnership for investment only and not with a view to, or for resale in connection with, any distribution to the public or public offering thereof, (d) the equity interests in the Partnership have not been registered under the securities laws of any jurisdiction and cannot be disposed of unless they are subsequently registered and/or qualified under applicable securities laws and the provisions of this Agreement have been complied with, and (e) the execution, delivery and performance of this Agreement do not require it to obtain any consent or approval that has not been obtained and do not contravene or result in a default under any provision of any existing law or regulation applicable to it, any provision of its charter, by-laws or other governing documents or any agreement or instrument to which it is a party or by which it is bound.


            ARTICLE VII - TRANSFER OF PARTNERSHIP INTEREST BY GENERAL
                   PARTNER; REDEMPTION, REMOVAL AND WITHDRAWAL

      SECTION 7.1 ASSIGNABILITY OF INTEREST.

            (a) Without a Majority Vote, the General Partner's interest in the Partnership may not be Transferred; provided, however, that subject to the provision of Section 7.1(b), (i) the General Partner's interest in the Partnership may be pledged or encumbered in connection with the operation of the business of AMG (including, without limitation, the financing of the acquisition of additional investment management companies) and that under such circumstances, lien holders shall have the rights of secured creditors with respect to such interest; (ii) the General Partner may Transfer a portion of its Partnership Interest to a person or entity which is not a Partner but which is either an officer or employee of the Partnership or which becomes an officer or employee in connection with such issuance, or an entity wholly owned by any such person; (iii) the General Partner may Transfer a portion of its Partnership Interest to existing Limited Partners; and (iv) the General Partner may Transfer all but not less than all of its Partnership Interest in a single transaction or series of related transactions to a Person or Persons that are Affiliates of the General Partner, provided that such Person or Persons shall have net worth that is sufficient to enable it to satisfy the obligations of the General Partner hereunder.

            (b) As a condition to certain Transfers described in Section 7.1(a),
(i) upon any Transfer contemplated by the foregoing clauses (ii) and (iii), the Partnership Interest subject to the Transfer shall be a limited partnership interest in the hands of the transferee and the transferee shall have the rights and obligations of a Limited Partner hereunder; and (ii) each Person who acquires a Partnership Interest as a result of a Transfer pursuant to Section 7.1(a)(iv) shall execute a counterpart of this Agreement and agree to be bound as the General Partner hereunder and the General Partner shall thereupon be permitted to withdraw from the Partnership.

            (c) Notwithstanding anything else set forth herein, the General Partner may, with a Majority Vote, sell all of its interests and all other interests in the Partnership in a single transaction or a series of related transactions, and, in any such case, each of the Limited Partners of the Partnership may be required to sell, in the same transaction or transactions, all of their interests in the Partnership, provided, that if the Limited Partners are required to sell their interests pursuant to this Section 7.1(c), each Limited Partner shall be entitled to receive the value of its Partnership Interests determined by multiplying the amount to be paid for the interests of all of the Partners by the fraction the numerator of which is the number of Vested Partnership Points held by such Limited Partner and the denominator of which is the aggregate number of Vested Partnership Points outstanding.

      SECTION 7.2 RESIGNATION, REDEMPTION, AND WITHDRAWAL. Except as described in Section 7.1(a)(iv), without a Majority Vote, the General Partner shall not have the right (a) to resign or withdraw from the Partnership or (b) to have all or any portion of its interest in the Partnership redeemed. Any resigned, withdrawn or removed General Partner shall, unless otherwise agreed with its successor, retain its interest in the capital of the Partnership and its other economic rights under this Agreement.


                   ARTICLE VIII - DISSOLUTION AND TERMINATION.

      SECTION 8.1 EVENTS OF DISSOLUTION.

            (a) The Partnership shall only be dissolved:

                        (i) on a date designated in writing by the General
            Partner and approved by Majority Vote;

                        (ii) upon bankruptcy of, or the occurrence of an event
            of withdrawal (as defined in the Partnership Act) with respect to, the General Partner;

                        (iii) upon the sale or other disposition of all (or a
            substantial portion of) the Partnership's assets;

                        (iv) upon the effective date of the resignation or
            withdrawal of the General Partner pursuant to Section 7.2 hereof;

                        (v) upon the entry of a decree of judicial dissolution
            under Section 17-802 of the Partnership Act; or

                        (vi) in any event, at midnight on December 31, 2095
            unless the Partnership's term is extended pursuant to Section 2.5 hereof.

            (b) Dissolution of the Partnership shall be effective at the close of business on the day on which the event occurs giving rise to the dissolution, whereupon the Partnership shall be liquidated in an orderly manner, as soon as reasonably practicable, but the Partnership shall not terminate until the assets of the Partnership shall have been distributed as provided herein. Notwithstanding the dissolution of the Partnership, prior to the termination of the Partnership, as aforesaid, the business of the Partnership and the affairs of the Partners, as such, shall continue to be governed by this Agreement. The General Partner shall liquidate the assets of the Partnership and apply and distribute the proceeds thereof in accordance with Section 5.4 hereof. If the General Partner is unwilling or unable to carry out the duties contemplated by this Article VIII, another Person shall be designated to perform such duties by a Majority Vote. Under such circumstances references to the General Partner in
Section 5.4 and in this Article VIII shall be deemed to refer to the Person so designated.


                        ARTICLE IX - RECORDS AND REPORTS

      SECTION 9.1 BOOKS AND RECORDS. The General Partner (or, at the direction of the General Partner, the Officers of the Partnership) shall keep complete and accurate books of account with respect to the operations of the Partnership, prepared in accordance with generally accepted accounting principles using the accrual method of accounting, consistently applied. Such books shall reflect that the interests in the Partnership have not been registered under the Securities Act, and that the interests may not be sold or transferred without registration under the Securities Act or exemption therefrom and without compliance with Article VI or Article VII of this Agreement. Such books shall be maintained at the principal office of the Partnership, or at such other place as the General Partner shall determine with the approval of a Majority Vote. All Partners, and their duly authorized representatives, shall at all reasonable times have access to such books.

      SECTION 9.2 ACCOUNTING. The Partnership's books of account shall be kept on the accrual method of accounting, or on such other method of accounting as the General Partner may from time to time determine, with the advice of the Independent Public Accountants, and shall be closed and balanced at the end of each Partnership fiscal year. The taxable year of the Partnership shall be the twelve months ending December 31 or such other taxable year as the General Partner may designate, with the written advice of the Independent Public Accountants.

      SECTION 9.3 FINANCIAL REPORTS. The Partnership shall furnish to each Partner each of the following, which shall be prepared and distributed or caused to be prepared and distributed by the Officers of the Partnership:

            (a) Within twenty-five (25) days after the end of each month and each fiscal quarter, an unaudited financial report of Partnership, which report shall be prepared in accordance with generally accepted accounting principles using the accrual method of accounting, consistently applied (except that the financial report may (i) be subject to normal year-end audit adjustments which are neither individually nor in the aggregate material and (ii) not contain all notes thereto which may be required in accordance with generally accepted accounting principles) and shall be certified by the Partnership's chief executive officer or the most senior financial officer of the Partnership involved in the preparation of such report, and which shall include the following:

                        (i) statements of operations, changes in Partners'
            capital and cash flows for such month or quarter, together with a cumulative income statement from the first day of the then-current fiscal year to the last day of such month or quarter;

                        (ii) a balance sheet as of the last day of such month or
            quarter; and

                        (iii) with respect to each quarterly financial report, a
            detailed computation of Free Cash Flow for such quarter.

            (b) Within sixty (60) days after the end of each fiscal year of the Partnership, audited financial statements of the Partnership, which shall include statements of operations, changes in partners' capital and cash flows for such year and a balance sheet as of the last day thereof, each prepared in accordance with generally accepted accounting principles using the accrual method of accounting, consistently applied, certified by Independent Public Accountants.

            (c) Within twenty-five (25) days after the end of each calendar quarter, the Partnership's operating budget for each of the next four (4) fiscal quarters, in such form and containing such estimates as may be required by the General Partner from time to time, certified by the most senior financial officer of the Partnership.

            (d) Copies of all financial statements, reports, notices, press releases and other documents released to the public.

            (e) Any other financial or other information available to the Officers as the General Partner shall have reasonably requested on a timely basis.

      SECTION 9.4 BUDGET MEETINGS.

            (a) The Partnership shall hold regular quarterly budget meetings within ten (10) days after the distribution of each operating budget required by
Section 9.3(c) hereof. Each budget meeting shall be attended (either in person or by telephone) by the Partnership's chief executive officer, most senior financial officer, such representative or representatives of the General Partner as the General Partner may designate from time to time, and such other persons as the General Partner or the Partnership's chief executive officer may deem necessary or appropriate. The Partnership and the CEO shall give each such Person notice of the time and place of each budget meeting at least five (5) days prior to the occurrence thereof. The Partnership will reimburse the reasonable travel expenses of any representative of the General Partner who attends each budget meeting.

            (b) At each budget meeting, the most senior financial officer of the Partnership shall make a presentation, comparing the budget for the most recently completed calendar quarter which was presented at the previous budget meeting with the Partnership's results for the most recently completed calendar quarter and explaining the preparation of the most recently distributed budgets pursuant to Section 9.3(a) hereof. Each of the attendees (whether in person or by telephone) at such meeting shall have the right to submit proposals and suggestions regarding the operations of the Partnership, and the attendees at the meeting shall discuss and consider such proposals and suggestions.

      SECTION 9.5 TAX MATTERS.

            (a) The General Partner shall cause to be prepared and filed on or before the due date (or any extension thereof) Federal, state and local tax or information returns required to be filed by the Partnership. The General Partner, to the extent that Partnership funds are available, shall cause the Partnership to pay any taxes payable by the Partnership (it being understood that the expenses of preparation and filing of such tax returns, and the amounts of such taxes, are to be treated as operating expenses of the Partnership); provided that the General Partner shall not be required to cause the Partnership to pay any tax so long as the General Partner or the Partnership is in good faith and by appropriate legal proceedings contesting the validity, applicability or amount thereof and such contest does not materially endanger any right or interest of the Partnership and adequate reserves therefor have been set aside by the Partnership.

            (b) The General Partner shall be the tax matters partner for the Partnership pursuant to Sections 6221 through 6233 of the Code.

            (c) The Partnership will pay out of its Free Cash Flow the amounts of any unincorporated business tax attributable to the Partnership.

                           ARTICLE X - MISCELLANEOUS.

      SECTION 10.1 NOTICES. All notices, requests, elections, consents or demands permitted or required to be made under this Agreement shall be in writing, signed by the Partner or Partners giving such notice, request, election, consent or demand and shall be delivered personally, or sent by registered or certified mail, or by overnight courier to the other Partners, at their addresses set forth on the signature pages hereof or on Exhibit A hereto, or at such other addresses as may be supplied by written notice given in conformity with the terms of this Section 10.1. The date of any such personal delivery or the date of delivery by an overnight courier or of the registered or certified mail, as the case may be, shall be the date of such notice.

      SECTION 10.2 SUCCESSORS AND ASSIGNS. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon and shall inure to the benefit of the Partners, their respective successors, successors-in-title, heirs and assigns, and each and every successors-in-interest to any Partners, whether such successor acquires such interest by way of gift, purchase, foreclosure or by any other method, and each shall hold such interest subject to all of the terms and provisions of this Agreement.

      SECTION 10.3 AMENDMENTS. No amendments may be made to this Agreement without the written consent of (a) the General Partner and (b) a Majority Vote of the Limited Partners; provided, however, that the General Partner shall make such amendments and additions to Exhibit A hereto as are required by the provisions hereof; and, provided further, that the General Partner may amend this Agreement to correct any printing, stenographic or clerical errors or omissions. Except as otherwise provided for herein, no amendment may be made to this Agreement which materially and adversely affects a Limited Partner in a manner different from all the other Limited Partners, without the written consent of the Limited Partner which would be so affected. Notwithstanding anything contained herein to the contrary, no amendment may be made to reduce the Partnership Points of any Partner without the written consent of such Partner.

      SECTION 10.4 NO PARTITION. No Partner nor any successors-in-interest to any Partner, shall have the right while this Agreement remains in effect to have the property of the Partnership partitioned, or to file a complaint or institute any proceeding at law or in equity to have the property of the Partnership partitioned, and each Partner, on behalf of himself, his successors, representatives, heirs and assigns, hereby waives any such right. It is the intent of the Partners that during the term of this Agreement, the rights of the Partners and their successors-in-interest, as among themselves, shall be governed by the terms of this Agreement, and that the right of any Partner or successors-in-interest to Transfer his Partnership Interest shall be subject to the limitations and restrictions of this Agreement.

      SECTION 10.5 NO WAIVER. The failure of any Partner to insist upon strict performance of a covenant hereunder or of any obligation hereunder, irrespective of the length of time for which such failure continues, shall not be a waiver of such Partner's right to demand strict compliance in the future. No consent or waiver, express or implied, to or of any breach or default in the performance of any obligation hereunder, shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligation hereunder.

      SECTION 10.6 PRIOR AGREEMENTS SUPERSEDED. This Agreement, (including without limitation, the schedules and exhibits hereto), supersedes the Predecessor Agreement and all other prior understandings and agreements among the parties with respect to the subject matter hereof.

      SECTION 10.7 CAPTIONS. Titles or captions of Articles or Sections contained in this Agreement are inserted as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

      SECTION 10.8 COUNTERPARTS. This Agreement may be executed in a number of counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the Partners notwithstanding that all Partners have not signed the same counterpart.

      SECTION 10.9 APPLICABLE LAW. This Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted, construed and enforced in accordance with the laws of the State of Delaware, without applying the choice of law provisions thereof.

      SECTION 10.10 SINGULAR AND PLURAL. All terms herein using the singular shall include the plural; all terms using the plural shall include the singular; in each case, the term shall be as appropriate to the context of each sentence.

      SECTION 10.11 CREDITORS. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditor of (a) any Partner, (b) any Employee Stockholder or (c) the Partnership, other than a Partner who is also a creditor of the Partnership.


                           [Intentionally Left Blank]

      IN WITNESS WHEREOF the General Partner and the Limited Partners have executed and delivered this Limited Partnership Agreement as of the day and year first above written.

                                 GENERAL PARTNER


Name and Signature                          Address

AFFILIATED MANAGERS GROUP, INC.             Affiliated Managers Group, Inc.
                                            One International Place
                                            Boston, Massachusetts 02110
By:/s/ Sean M. Healey
   -------------------------------
   Name:  Sean M. Healey
   Title: Executive Vice President


                                LIMITED PARTNERS


Name and Signature                          Address

WMD CORP.                                   311 South Wacker Drive, Suite 4500
                                            Chicago, IL 60606
By:/s/ William M. Dutton
   -------------------------------
   William M. Dutton, President


KSK CORP.                                   311 South Wacker Drive, Suite 4500
                                            Chicago, IL 60606
By:/s/ Kenneth S. Kailin
   -------------------------------
   Kenneth S. Kailin, President


GXL CORP.                                   311 South Wacker Drive, Suite 4500
                                            Chicago, IL 60606
By:/s/ Geoffrey P. Lutz
   -------------------------------
   Geoffrey P. Lutz, President


MXM CORP.                                   311 South Wacker Drive, Suite 4500
                                            Chicago, IL 60606
By:/s/ Michael Maloney
   -------------------------------
   Michael Maloney, President

                                 ACKNOWLEDGMENT

      For good and valuable consideration, the receipt of which is hereby acknowledged, each of the undersigned hereby acknowledges the provisions of this Agreement, agrees that he constitutes an Employee Stockholder hereunder and agrees to fulfill all of the rights and duties of an Employee Stockholder hereunder.

Name and Signature                            Employee Stockholder of:


/s/ William M. Dutton                         WMD Corp.
----------------------------------
William M. Dutton


/s/ Kenneth S. Kailin                         KSK Corp.
----------------------------------
Kenneth S. Kailin


/s/ Geoffrey P. Lutz                          GXL Corp.
----------------------------------
Geoffrey P. Lutz


/s/ Michael Maloney                           MXM Corp.
----------------------------------
Michael Maloney

                                    EXHIBIT A

                         ATTACHED TO AND MADE A PART OF
            THE AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF
                         SKYLINE ASSET MANAGEMENT, L.P.

                                                                  PARTNERSHIP
                                                                    POINTS
                                                                  -----------
Vested Partnership Points Issued to General Partner:

         Affiliated Managers Group, Inc.                              55

Vested Partnership Points Issued to Limited Partners:

         WMD Corp                                                     22

         KSK Corp.                                                     4

         GXL Corp.                                                     3

         MXM Corp.                                                     1
                                                                     ---
Total Limited Partners                                                30

TOTAL VESTED                                                          85

Unvested Partnership Points:

         KSK Corp.                                                     4 (a)

         GXL Corp.                                                     2 (b)

         Reserved - Hurdle Points                                      4 (c)

         Reserved - Discretionary Points                               5 (d)
                                                                     ---
TOTAL UNVESTED                                                        15

         TOTAL                                                       100
----------------                                                     ===

(a) MID-CAP POINTS: These four (4) Partnership Points (the "Mid-Cap Points") are unvested Partnership Points issued to KSK Corp. as of the Effective Date. The Mid-Cap Points shall vest and become Vested Partnership Points as follows:

               (i) If the Revenues From Operations of the Partnership attributable to providing Investment Management Services in accordance with the Partnership's Midcapitalization Value Equity Management strategy ("New Mid-Cap Revenues") annualized based on the assets under management as of the last business day of any month (each, a "Vesting Test Date") exceed the Revenues From Operations of the Partnership attributable to providing Investment Management Services in accordance with the Partnership's Midcapitalization Value Equity Management strategy annualized based on the assets under management as of the Effective Date (the "Mid-Cap Base") by at least $750,000 (for any reason including contributions to new or existing accounts, increases in fees payable to the Partnership or appreciation in the value of the assets of the accounts), then one (1) Partnership Point shall vest and become a Vested Partnership Point as of such Vesting Test Date.

               (ii) If the New Mid-Cap Revenues annualized based on the assets under management as of any Vesting Test Date exceed the Mid-Cap Base by at least $1,500,000 (for any reason including contributions to new or existing accounts, increases in fees payable to the Partnership or appreciation in the value of the assets of the accounts), then one (1) Partnership Point (in addition to the Point described in the preceding paragraph) shall vest and become a Vested Partnership Point as of such Vesting Test Date.

               (iii) If the New Mid-Cap Revenues annualized based on the assets under management as of any Vesting Test Date exceed the Mid-Cap Base by at least $2,250,000 (for any reason including contributions to new or existing accounts, increases in fees payable to the Partnership or appreciation in the value of the assets of the accounts), then one (1) Partnership Point (in addition to the Points described in the preceding paragraphs) shall vest and become a Vested Partnership Point as of such Vesting Test Date.

               (iv) If the New Mid-Cap Revenues annualized based on the assets under management as of any Vesting Test Date exceed the Mid-Cap Base by at least $3,000,000 (for any reason including contributions to new or existing accounts, increases in fees payable to the Partnership or appreciation in the value of the assets of the accounts), then one (1) Partnership Point (in addition to the Points described in the preceding paragraphs) shall vest and become a Vested Partnership Point as of such Vesting Test Date.

               (v) If any Mid-Cap Point has failed to vest in accordance with the foregoing paragraphs by the sixth anniversary of the Effective Date, such Partnership Point shall terminate unvested.

               (vi) Any Mid-Cap Points that terminate unvested in accordance with the preceding paragraph or in accordance with Section 3.8(a) may be reissued only by mutual consent of the CEO and the General Partner.

(b) MARKETING POINTS: These two (2) Partnership Points (the "Marketing Points") are unvested Partnership Points issued to GXL Corp. as of the Effective Date. The Marketing Points shall vest and become Vested Partnership Points as follows:

               (i) If the Revenues From Operations of the Partnership attributable to providing Investment Management Services for assets under management that have come under management by the Partnership since the Effective Date by reason of additional contributions by existing clients or from new clients (without regard to any appreciation or depreciation of assets under management and without regard to assets withdrawn from management since the Effective Date) annualized based on such assets as of a Vesting Test Date ("New Marketing Revenues") are equal to at least $375,000, then one-half of one (0.5) Partnership Point shall vest and become one-half of one (0.5) Vested Partnership Point as of such Vesting Test Date.

               (ii) If the New Marketing Revenues annualized based on such assets as of any Vesting Test Date are equal to at least $750,000, then one-half of one (.50) Partnership Point (in addition to the fraction of a Point described in the preceding paragraph) shall vest and become one-half of one (0.5) Vested Partnership Point as of such Vesting Test Date.

               (iii) If the New Marketing Revenues annualized based on such assets as of any Vesting Test Date are equal to at least $1,125,000, then one-half of one (.50) Partnership Point (in addition to the Point described in the preceding paragraphs) shall vest and become a one-half of one (0.5) Vested Partnership Point as of such Vesting Test Date.

               (iv) If the New Marketing Revenues annualized based on such assets as of any Vesting Test Date are equal to at least $1,500,000, then one-half of one (.50) Partnership Point (in addition to the one and one-half (1.5) Points described in the preceding paragraphs) shall vest and become one-half of one (0.5) Vested Partnership Point as of such Vesting Test Date.

               (v) If any Marketing Point has failed to vest in accordance with the foregoing paragraphs by the sixth anniversary of the Effective Date, such Partnership Point shall terminate unvested.

               (vi) Any Marketing Points that terminate unvested in accordance with the preceding paragraph or in accordance with Section 3.8(a) may be reissued only by mutual consent of the CEO and the General Partner.

(c) HURDLE POINTS: These four (4) Partnership Points (the "Hurdle Points") are not issued as of the Effective Date, but are reserved for issuance as follows:

               (i) Subject to the provisions of Section 6.5(e), the CEO in his discretion may issue all or any portion of the Hurdle Points at any time, and from time to time, to any one or more persons who are, or have agreed to become, employed by the Partnership (or are controlled by persons who are so employed or have so agreed).

               (ii) In his discretion, the CEO may elect, prior to the issuance of any particular portion(s) of the Hurdle Points to any person ("Undesignated Hurdle Points"), to assign incentive goals with respect to all or any portion of such Undesignated Hurdle Points, which incentive goals may be reviewed by the CEO annually for the purposes of making adjustments thereto. If such incentive goals are satisfied while the Undesignated Hurdle Points are held in reserve, then following such satisfaction, the Undesignated Hurdle Points may be issued by the CEO in his discretion as if they were, and they shall thereupon be deemed to be, Discretionary Points governed by paragraph
          (d) hereof. Prior to such satisfaction, the CEO in his discretion may issue all or any portion of the Undesignated Hurdle Points at any time, and from time to time, to any one or more persons pursuant to paragraphs (c)(i), (c)(iii) and (c)(iv).

               (iii) Subject to the provisions of Section 6.5(e), the CEO shall, at the time of issuance of any Hurdle Points, establish the terms and conditions of such Hurdle Points, including the terms and conditions upon which such Hurdle Points shall become Vested Partnership Points. The terms and conditions pursuant to which Hurdle Points shall become Vested Partnership Points shall be determined in the discretion of the CEO for the purposes of providing performance incentives to the persons receiving such Hurdle Points (or persons by whom they are controlled), and may be reviewed by the CEO annually for the purposes of making adjustments thereto.

               (iv) Except as described in paragraph (ii) above with respect to Hurdle Points that have been deemed Discretionary Points, the Hurdle Points shall be unvested when issued. Any Hurdle Points (or fractions thereof) that terminate unvested in accordance with Section 3.8(a) or otherwise fail to become Vested Partnership Points and terminate in accordance with their terms may be reissued by the CEO in his sole discretion, PROVIDED that such Hurdle Points shall remain Hurdle Points hereunder and shall remain subject to the provisions of Section 6.5(e) and this paragraph (c).

(d) DISCRETIONARY POINTS: These five (5) Partnership Points, plus any Hurdle Points that are deemed Discretionary Points in accordance with paragraph
(c)(ii) above (the "Discretionary Points") are not issued as of the Effective Date, but are reserved for issuance as follows:

               (i) Subject to the provisions of Section 6.5(e), the CEO in his discretion may issue all or any portion of the Discretionary Points at any time, and from time to time to one or more persons who are, or have agreed to become, employed by the

          Partnership (or are controlled by persons who are so employed or have so agreed).

               (ii) At the time of issuance, the Discretionary Points may be unvested Partnership Points or Vested Partnership Points, as determined by the CEO in his discretion. Subject to the provisions of
          Section 6.5(e), the CEO may establish the terms and conditions of the Discretionary Points, including without limitation the terms and conditions upon which any unvested Discretionary Points may become Vested Partnership Points.

               (iii) Any Discretionary Points (or fractions thereof) that terminate unvested in accordance with Section 3.8(a) or otherwise fail to become Vested Partnership Points and terminate in accordance with their terms may be reissued by the CEO in his sole discretion, PROVIDED that such Discretionary Points shall remain Discretionary Points hereunder and shall remain subject to the provisions of Section 6.5(e) and this paragraph (d).